Execution Version

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT
This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (as amended, restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is dated as of February 12, 2014, and entered into by and among NEW ENTERPRISE STONE & LIME CO., INC., a Delaware corporation (“NESL”), ASTI TRANSPORTATION SYSTEMS, INC., a corporation organized under the laws of the State of Delaware (“ASTI”), EII TRANSPORT INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“EII”), GATEWAY TRADE CENTER INC., a corporation organized under the laws of the State of New York (“Gateway”), PRECISION SOLAR CONTROLS INC., a corporation organized under the laws of the State of Texas (“Precision”), PROTECTION SERVICES INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“Protection”), SCI PRODUCTS INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“SCI”), WORK AREA PROTECTION CORP., a corporation organized under the laws of the State of Illinois (“Work Area” and together with NESL, ASTI, EII, Gateway, Precision, Protection, SCI, and each Person joined as a (x) borrower or guarantor to the Revolver Agreement and/or the Term Loan Agreement or (y) grantor under the Collateral Documents, in each case, from time to time, collectively, the “Grantors”, and each a “Grantor”), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Revolver Lenders (as defined below) (in such capacity, and including its successors and assigns from time to time in such capacity, the “Revolver Agent”) and CORTLAND CAPITAL MARKET SERVICES LLC, in its capacity as administrative agent for the Term Loan Lenders (as defined below) (in such capacity, and including its successors and assigns from time to time in such capacity, the “Term Loan Agent”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Secured Parties (as defined below) (in such capacity, and including its successors and assigns from time to time in such capacity, the “Collateral Agent”). As described in more detail in Section 9.10 hereof, this Agreement is intended to be binding on all Secured Parties. Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.
RECITALS
WHEREAS, the Grantors, the Revolver Lenders and the Revolver Agent have entered into a Revolving Credit Agreement, dated as of the date hereof, providing for a revolving credit facility (as amended, restated, supplemented, modified, replaced or refinanced from time to time in accordance with the terms hereof, the “Revolver Agreement”);
WHEREAS, the Grantors, the Term Loan Lenders and the Term Loan Agent have entered into a Term Loan Credit and Guaranty Agreement, dated as of the date hereof, providing for a term loan facility (as amended, restated, supplemented, modified, replaced or refinanced from time to time in accordance with the terms hereof, the “Term Loan Agreement”);
WHEREAS, NESL issued, on or about March 15, 2012, the 13% Senior Secured Notes due 2018 (the “Secured Notes”) pursuant to an Indenture, dated as of March 15, 2012 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Indenture”) by and between NESL and Wells Fargo Bank, National Association, in its capacity as trustee and collateral agent under the Indenture (in such capacities, and including its successors and assigns from time to time in such capacities, the “Trustee”);
WHEREAS, NESL and the other Grantors entered into a Credit Agreement, dated as of March 15, 2012 (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “M&T Credit Agreement”), with certain lenders party thereto from time to time and Manufacturers and Traders Trust Company, in its capacity as administrative agent and collateral agent (in such capacities, and including its successors and assigns from time to time in such capacities, the “Prior Revolver Agent”);
WHEREAS, the Grantors, the Prior Revolver Agent and Trustee entered into an Intercreditor Agreement, date as of March 15, 2012 (as amended, restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof, the “Notes Intercreditor Agreement”);
WHEREAS, on the date hereof, (a) the proceeds of the initial loans and advances under the Revolver Agreement and the Term Loan Agreement will be advanced and used by the Grantors to repay the Grantors’ obligations under the M&T Credit Agreement, (b) upon the execution by the Collateral Agent of an Intercreditor Agreement Joinder (as defined in the Notes Intercreditor Agreement), as provided in the Notes Intercreditor Agreement, the Collateral Agent, for the benefit of all Secured Parties, will succeed to the rights and remedies of the Prior Revolver Agent thereunder and be deemed the “ABL Agent” under and as defined in the Notes Intercreditor Agreement and (c) upon certain ministerial amendments to the Notes Intercreditor Agreement and delivery of the Intercreditor Agreement Joinder, the Revolver Agreement and the Term Loan Agreement will, collectively, replace the M&T Credit Agreement and be deemed the “ABL Agreements” for all intents and purposes under the Notes Intercreditor Agreement;
WHEREAS, the obligations of the Grantors to (x) the Secured Parties and (y) the Collateral Agent, in each case, are each secured by Liens on certain of the assets of the Grantors; and
WHEREAS, as a condition to the closing of the Revolver Agreement and the Term Loan Agreement, each of the Revolver Agent, on behalf of the Revolver Lenders, and the Term Loan Agent, on behalf of the Term Loan Lenders, have agreed (a) to appoint PNC Bank, National Association as Collateral Agent for the purpose of maintaining a Lien on the Collateral for the benefit of the Secured Parties and enforcing the rights and remedies of the Secured Parties under the Collateral Documents and under the Notes Intercreditor Agreement, and (b) to certain rights, priorities and interests as set forth in this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I.DEFINITIONS.
1.1    Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Account” means all present and future “accounts” (as defined in Article 9 of the UCC).
“Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, securities account control agreement, or any similar deposit or securities account agreements among the Collateral Agent, a Grantor and the relevant financial institution depository or securities intermediary.
“Act of Required Lenders” means, as to any matter at any time, a direction in writing delivered to the Collateral Agent by (a) the Revolver Agent representing an Authorized Revolver Act and (b) the Term Agent representing an Act of Term Loan Required Lenders, in each case for the applicable matter or circumstance.
“Act of Term Loan Required Lenders” means, as to any matter at any time, a direction in writing delivered to the Collateral Agent by the Term Loan Agent representing the written consent of the Term Loan Required Lenders.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Agent” means the Revolver Agent or the Term Loan Agent, as the context requires.
“ASTI” has the meaning set forth in the preamble to this Agreement.
“Authorized Revolver Act” means, as to any matter at any time, a direction in writing delivered to the Collateral Agent by the Revolver Agent representing (a) a decision by the Administrative Agent, acting individually, (b) a decision by the Collateral Agent and the Syndication Agent, acting jointly, or (c) the consent of Revolver Required Lenders, in each case as required or permitted by and as provided in the Revolver Loan Documents with respect to the particular matter or circumstance considered.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” means the Bankruptcy Code, or any similar federal, state or foreign law for the relief of debtors or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets and liabilities of any Grantor or any similar law relating to or affecting the enforcement of creditors’ rights generally.
“Chattel Paper” means all present and future “chattel paper” (as defined in Article 9 of the UCC).

“Collateral” means all of the assets, property and interests in property, real or personal, tangible or intangible, now owned or hereafter acquired by any Grantor in or upon which Collateral Agent, for its benefit and for the benefit of any of the Secured Parties, at any time (a) has (or purports to have) a Lien or (b) would have (or purport to have) a Lien but for the operation of any provision of the Collateral Documents, that purports to exclude property on the basis of contractual or legal restrictions, or the costs of taking a Lien exceeding the benefits, or any similar provision, including, without limitation, the definition of “Excluded Assets”, in each case, including, without limitation, all Proceeds of the foregoing assets, property and interests in property.
“Collateral Agent” has the meaning set forth in the preamble to this Agreement.
“Collateral Documents” means the Security Agreement, the Mortgages, the Intellectual Property Security Agreements and any other agreement, document or instrument pursuant to which a Lien is granted in favor of Collateral Agent, for the benefit of the Secured Parties, securing any Secured Obligations or under which rights or remedies with respect to such Liens are governed.
“Commercial Tort Claims” means all present and future “commercial tort claims” (as defined in Article 9 of the UCC).
“Deposit Accounts” means all present and future “deposit accounts” (as defined in Article 9 of the UCC).
“DIP Financing” has the meaning assigned to that term in Section 7.1.
“Discharge of Revolver Obligations” means, except to the extent otherwise expressly provided in Section 6.5, the occurrence of the following:
(1)    termination or expiration of all commitments, if any, to extend credit that would constitute Revolver Obligations;
(2)    payment in full in cash of the principal of and interest (including default interest and interest accruing on or after the commencement of any Insolvency Proceeding whether or not such interest would be allowed in such Insolvency Proceeding) and premium, if any, on all Revolver Obligations (other than any undrawn Letters of Credit issued under the Revolver Agreement);
(3)    discharge or cash collateralization (in an amount and manner reasonably satisfactory to the Revolver Agent, but in no event exceeding the lower of (A) 105% of the aggregate undrawn amount and (b) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Revolver Loan Document) of all Letters of Credit issued under the Revolver Loan Documents and constituting Revolver Obligations; and
(4)    payment in full in cash of all other Revolver Obligations that are outstanding and unpaid at the time the Indebtedness constituting such Revolver Obligations is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).
“Discharge of Term Loan Obligations” means, except to the extent otherwise expressly provided in Section 6.5, the occurrence of the following:
(1)    payment in full in cash of the principal of and interest (including default interest and interest accruing on or after the commencement of any Insolvency Proceeding whether or not such interest would be allowed in such Insolvency Proceeding) and premium, if any, on all Term Loan Obligations; and
(2)    payment in full in cash of all other Term Loan Obligations (including, without limitation, the Delayed Closing Fee (as defined in that certain Fee Letter referred to in the Term Loan Agreement)) that are outstanding and unpaid at the time the Indebtedness constituting the principal of and interest and premium, if any, on such Term Loan Obligations is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).
“Disposition” has the meaning assigned to that term in Section 6.1.
“Documents” means all present and future “documents” (as defined in Article 9 of the UCC).
“EII” has the meaning set forth in the preamble to this Agreement.
“Enforcement” means, collectively or individually, for the Revolver Agent, the Term Loan Agent or the Collateral Agent (as applicable), when a Revolver Default or a Term Loan Default, as the case may be, has occurred and is continuing, any action taken by such Person, or on behalf of such Person, to repossess, or exercise any remedies with respect to, any amount of Collateral or commence the judicial enforcement of any of the rights and remedies under the Revolver Loan Documents or the Term Loan Documents or under any applicable law, but in all cases excluding the imposition of a default rate or late fee.
“Enforcement Notice” means a written notice delivered, at a time when a Revolver Default or Term Loan Default has occurred and is continuing, by either the Revolver Agent or the Term Loan Agent to the other such Person and the Collateral Agent, announcing that an Enforcement Period has commenced, specifying the relevant event of default, stating the current balance of the Revolver Obligations or the current balance of the Term Loan Obligations, as the case may be, and requesting the current balance owing on the Revolver Obligations or Term Loan Obligations, as the case may be.
“Enforcement Period” means the period of time following the receipt by the Collateral Agent of an Enforcement Notice from the Revolver Agent or the Term Loan Agent, as the case may be, until either (i) in the case of an Enforcement Period commenced by the Term Loan Agent, the

Discharge of Term Loan Obligations, or (ii) in the case of an Enforcement Period commenced by the Revolver Agent, the Discharge of Revolver Obligations, or (iii) the Revolver Agent or the Term Loan Agent (as applicable) agree in writing to terminate the Enforcement Period.
“Equity Collateral” means any Capital Stock of any Subsidiary of any Grantor in which a security interest is granted under any Collateral Document.
“Event of Default” means any Revolver Default or Term Loan Default, as the context requires.
“Gateway” has the meaning set forth in the preamble to this Agreement.
“General Intangibles” means all present and future “general intangibles” (as defined in Article 9 of the UCC).
“Grantors” has the meaning set forth in the preamble to this Agreement.
“Indebtedness” means and includes all obligations that constitute “Debt,” “Indebtedness”, “Obligations,” “Liabilities” or any similar term within the meaning of the Revolver Loan Documents or the Term Loan Documents, as applicable.
“Indenture” has the meaning set forth in the recitals to this Agreement.
“Insolvency Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
“Instruments” means all present and future “instruments” (as defined in Article 9 of the UCC).
“Intellectual Property” means the following owned by or licensed to any Grantor: (a) patents and patent applications, (b) copyrights, including copyrights in software, (c) trademarks, service marks, trade names, brand names, trade dress, corporate names, fictitious names, slogans, domain names, designs, and indicators of source or goodwill, together with all of the goodwill associated therewith, (d) trade secrets, inventions (whether patented or not), technology, know-how, data, databases and other confidential or proprietary information, (e) all issuances, registrations and applications of the foregoing, together with all provisionals, divisions, continuations, continuations-in-part, re-examinations, reissues, extensions, supplemental protections, and renewals thereof, (f) all rights therein throughout the world, (g) all proceeds therefrom and (h) all rights to sue for, and to obtain damages and equitable relief for, past, present and future infringement, misappropriation, dilution or violation thereof.

“Intercreditor Agreement Joinder” means an agreement substantially in the form of Exhibit A.
“Inventory” means all present and future “inventory” (as defined in Article 9 of the UCC).
“Investment Property” means all present and future “investment property” (as defined in Article 9 of the UCC).
“Lenders” means, collectively, the Revolver Lenders and the Term Loan Lenders.
“Letter-of-Credit Rights” means all “letter-of-credit rights” (as defined in Article 9 of the UCC).
“Letter of Credit” means each “letter of credit” (as defined in Article 9 of the UCC).
“Lien” means, with respect to any property or other asset, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or otherwise), charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or other asset (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).
“M&T Credit Agreement” has the meaning set forth in the recitals to this Agreement.
“Mortgaged Property” shall mean the Term Loan Priority Mortgaged Property and the Term Loan Exclusive Mortgaged Property.
“Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which a Lien on any real property located in the United States and owned (or leased) by any Grantor is granted to Collateral Agent to secure any Secured Obligations.
“NESL” shall have the meaning set forth in the preamble to this Agreement.
“New Revolver Agent” has the meaning assigned to that term in Section 6.5.
“NY Real Property” means real property located in the State of New York and owned or leased by any Grantor, including improvements thereon, fixtures thereto, dedicated processing equipment used thereat (other than Rolling Stock), minerals contained therein before extraction, and substitutions, replacements, products, insurance proceeds with respect to and other proceeds of the foregoing.
“New Term Loan Agent” has the meaning assigned to that term in Section 6.5.
“Notes Intercreditor Agreement” has the meaning set forth in the recitals to this Agreement.

“Payment Intangible” shall be used herein as defined in Article 9 of the UCC, but in any event shall include, but not be limited to, any right to payment under which the account debtor’s principal obligation is a monetary obligation.
“Precision” has the meaning set forth in the preamble to this Agreement.
“Prior Revolver Agent” shall have the meaning set forth in the recitals to this Agreement.
“Protection” has the meaning set forth in the preamble to this Agreement.
“Records” means all present and future “records” (as defined under Article 9 of the UCC).
“Recovery” has the meaning set forth in Section 7.4.
“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. For purposes of this definition, the terms “Refinanced” and “Refinancing” shall have correlative meanings.
“Revolver Access Period” means for each parcel of Mortgaged Property, the period, after the commencement of an Enforcement Period, which begins on the day that the Revolver Agent provides Collateral Agent and Term Loan Agent with the notice of its election to request access pursuant to Section 4.6(b) and ends on the earliest of (i) the 180th day after the first day on which the Collateral Agent obtains the ability to use, take physical possession of remove or otherwise control the use or access to the Revolver Priority Collateral located on such Mortgaged Property following Enforcement plus such number of days, if any, after the Collateral Agent obtains access to such Revolver Priority Collateral that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to Revolver Priority Collateral located on such Mortgaged Property, (ii) the date on which all or substantially all of the Revolver Priority Collateral located on such Mortgaged Property is removed, sold, collected or liquidated and (iii) the date on which the Discharge of Revolver Obligations occurs.
“Revolver Agent” has the meaning set forth in the preamble to this Agreement.
“Revolver Agreement” has the meaning set forth in the recitals to this Agreement.
“Revolver Collateral” means all Collateral securing the Revolver Obligations.
“Revolver Default” means an “Event of Default” as defined in the Revolver Agreement.
“Revolver Lenders” means, at any relevant time, the Revolver Agent, the lenders party to the Revolver Agreement at such time, any other “ABL Secured Parties” (as such term is defined in the Revolver Agreement) and any other holder (if any) of the Revolver Obligations.
“Revolver Loan Documents” means the Revolver Agreement, the Collateral Documents and the “Other Documents” (as defined in the Revolver Agreement) and each of the other agreements, documents and instruments providing for or evidencing any Revolver Obligation, and any other document or instrument executed or delivered at any time in connection with any Revolver Obligations, including any intercreditor or joinder agreement among holders of Revolver Obligations, to the extent such are effective at the relevant time, as each may be amended, supplemented, refunded, deferred, restructured, replaced or Refinanced from time to time in whole or in part in accordance with the provisions of this Agreement (whether with the Collateral Agent, the Revolver Secured Parties or other agents and lenders or otherwise).
“Revolver Obligations” means all “Obligations” as defined in the Revolver Agreement and the other Revolver Loan Documents. “Revolver Obligations” shall include, without limitation (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Revolver Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding and (b) all other Indebtedness arising under or in connection with the Revolver Loan Documents that is purported to be secured under the Collateral Documents.
“Revolver Priority Collateral” means the Collateral described on Annex A hereto.
“Revolver Required Lenders” means the “Required Lenders” under and as defined in the Revolver Agreement.
“Revolver Secured Parties” means the Revolver Agent and the Revolver Lenders.
“Revolver Standstill Period” has the meaning set forth in Section 4.5(a)(1).
“Rolling Stock” means any mobile/portable piece of equipment that typically moves or is moved by its own wheels, tracks, or skids, including but not limited to automobiles, trucks (both on road and off road), trailers, tractors, bulldozers, scrapers, loaders, cranes, excavators, gradalls, drills, pavers, rollers, milling machines, material transfer vehicles, forklifts, travel lifts, portable crushers, portable screens, portable conveyors, light plants, arrow boards included in fixed assets on the Company’s consolidated balance sheet, portable and fixed crash attenuators included in fixed assets on the Company’s consolidated balance sheet, message boards included in fixed assets on the Company’s consolidated balance sheet and any other motor vehicles and mobile equipment; provided, however, that if any of the foregoing is included as Inventory of any Grantor, then such asset or assets shall not be “Rolling Stock.”
“SCI” has the meaning set forth in the preamble to this Agreement.
“Secured Obligations” means the Revolver Obligations and the Term Loan Obligations.
“Secured Parties” means the Revolver Secured Parties and the Term Loan Secured Parties.
“Securities Accounts” means all present and future “securities accounts” (as defined in Article 8 of the UCC), including all monies, “uncertificated securities,” and “securities entitlements” (as defined in Article S of the UCC) contained therein.

“Security Agreement” means that certain Security Agreement, dated the date hereof, by and among Collateral Agent, for the benefit of the Secured Parties, and the Grantors.
“Supporting Obligations” means all present and future “supporting obligations” (as defined under Article 9 of the UCC).
“Syndication Agent” has the meaning set forth in the Revolver Agreement, together with its successors and assigns.
“Term Loan Agreement” has the meaning set forth in the recitals to this Agreement.
“Term Loan Collateral” means all Collateral securing the Term Loan Obligations.
“Term Loan Default” means an “Event of Default” as defined in the Term Loan Agreement.
“Term Loan Documents” means the Term Loan Agreement, the Collateral Documents and the “Other Documents” (as defined in the Term Loan Agreement) and each of the other agreements, documents, and instruments providing for or evidencing any Term Loan Obligation, and any other document or instrument executed or delivered at any time in connection with any Term Loan Obligations, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time in whole or in part in accordance with the provisions of this Agreement (whether with the Collateral Agent, the Term Loan Secured Parties or other agents and lenders or otherwise).
“Term Loan Exclusive Mortgaged Property” means (a) the real property listed on Schedule 2 attached hereto and (b) any NY Real Property that, from time to time, may become subject to a Lien in favor of the Collateral Agent for the benefit of the Term Loan Secured Parties and (c) including improvements thereon, fixtures thereto, dedicated processing equipment used thereat (other than Rolling Stock), minerals contained therein before extraction, and substitutions, replacement products, insurance proceeds with respect to and after proceeds of the foregoing.
“Term Loan Lenders” means, at any relevant time, the lenders party to the Term Loan Agreement at such time, any other “Term Loan Secured Parties” (as such term is defined in the Term Loan Agreement) and any other holder (if any) of the Term Loan Obligations; provided that the “Term Loan Lenders” shall not include the Term Loan Agent..
“Term Loan Obligations” means all “Obligations” as defined in the Term Loan Agreement. “Term Loan Obligations” shall include, without limitation (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Term Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding and (b) all other Indebtedness arising under or in connection with the Term Loan Documents that is purported to be secured under the Collateral Documents.

“Term Loan Priority Collateral” means all Collateral, other than the Revolver Priority Collateral, including, without limitation, the Term Loan Priority Mortgaged Property and the Term Loan Exclusive Mortgaged Property.
“Term Loan Priority Collateral Deposits” has the meaning assigned to such term in Section 4.8.
“Term Loan Priority Mortgaged Property” means (a) the real property listed on Schedule 1 attached hereto and (b) any other Material Real Property (as defined in the Indenture, but specifically excluding the Term Loan Exclusive Mortgaged Property) that, from time to time, may become subject to a Lien in favor of the Collateral Agent for the benefit of the Secured Parties and (c) including improvements thereon, fixtures thereto, dedicated processing equipment used thereat (other than Rolling Stock), minerals contained therein before extraction, and substitutions, replacements, products, insurance proceeds with respect to and other proceeds of the foregoing.
“Term Loan Standstill Period” has the meaning set forth in Section 4.4(a).
“Term Loan Required Lenders” means the “Required Lenders” under and as defined in the Term Loan Agreement.
“Term Loan Secured Parties” means the Term Loan Agent and the Term Loan Lenders.
“Trustee” has the meaning set forth in the recitals to this Agreement.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
“Work Area” has the meaning set forth in the preamble to this Agreement.
1.2    Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
(a)    any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended in accordance with the terms hereunder;
(b)    any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c)    the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(d)    all references herein to Sections shall be construed to refer to Sections of this Agreement;
(e)    the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; and
(f)    all references to terms defined in the UCC shall have the meaning ascribed to them therein (unless otherwise specifically defined herein).
Terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Revolver Agreement or the Term Loan Agreement, as the context requires. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Revolver Loan Documents or the Term Loan Documents, including any definition contained in any such document, shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Revolver Loan Documents or the Term Loan Documents, including any definition contained in any such document, as amended or modified from time to time if such amendment or modification has been made in accordance with the Revolver Loan Documents or the Term Loan Documents, as applicable. Notwithstanding the foregoing, whenever any term used in this Agreement is defined or otherwise incorporated by reference to the Notes Intercreditor Agreement, the Revolver Agreement or the Term Loan Agreement, such reference shall be deemed to have the same effect as if such definition or term had been set forth herein in full.
II.    LIEN PRIORITIES.
2.1    [Reserved.]
2.2    Prohibition on Contesting Liens. The Secured Parties and the Collateral Agent each agree that it will not (and hereby waives any right to) contest or support, directly or indirectly, any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Secured Parties or the Collateral Agent in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Secured Parties or the Collateral Agent to enforce this Agreement, including without limitation Sections 4.4, 4.5 and 5.1.
2.3    No New Liens. So long as the Discharge of Revolver Obligations and the Discharge of Term Loan Obligations have not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Secured Parties, the Collateral Agent and the Grantors

each acknowledge and agree that the Grantors shall not, and shall not permit any other Grantor to, grant or permit any additional Liens on any asset or property to secure any Revolver Obligations or Term Loan Obligations unless such Lien on such asset or property is granted to the Collateral Agent, for its own benefit and the benefit of the Secured Parties, as collateral security for the Secured Obligations; provided, however, that notwithstanding the foregoing, Liens may be granted on Term Loan Exclusive Mortgaged Property to secure the Term Loan Obligations without also securing the Revolver Obligations. In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, the Collateral Agent, the Revolver Agent and the Term Loan Agent agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted or permitted in contravention of this Section 2.3 shall be subject to Section 5.2.
III.    APPOINTMENT OF COLLATERAL AGENT
3.1    Appointment, Powers and Immunities.
(a)    Each of the Revolver Agent (on behalf of itself and the Revolver Lenders) and the Term Loan Agent (on behalf of itself and the Term Loan Lenders) hereby irrevocably designates, appoints and authorizes PNC Bank, National Association (and any successor Collateral Agent appointed pursuant to Section 3.7 hereof) to act as Collateral Agent hereunder and under the Collateral Documents with such powers as are specifically delegated to Collateral Agent by the terms of this Agreement and the Collateral Documents, together with such other powers as are reasonably incidental thereto.
(b)    The Collateral Agent hereby accepts its appointment as the Collateral Agent hereunder upon the terms and conditions of this Agreement and the Collateral Documents, and hereby agrees to act as representative and bailee with respect to the Collateral for the benefit of the Secured Parties upon the terms and conditions of this Agreement and the Collateral Documents.
(c)    The Collateral Agent (i) shall have no duties or responsibilities except those expressly set forth in this Agreement and the Collateral Documents, and shall not by reason of this Agreement or any Collateral Documents be a trustee or fiduciary for any Lender; (ii) shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any of the Collateral Documents, or in any certificate or other document referred to or provided for in, or received by any of them in connection with this Agreement or any Collateral Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Collateral Documents or for any failure by any Grantor, Grantor or any other Person (other than the Collateral Agent) to perform any of its obligations hereunder or thereunder; and (iii) except as expressly provided herein, shall not be responsible to Lenders for any action lawfully taken or omitted to be taken by it hereunder or under any Collateral Documents, except to the extent any of the foregoing are found to have resulted from its own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

3.2    Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, without inquiry or investigation and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent in good faith. As to any matters not expressly provided for by this Agreement or any Collateral Document, Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by Revolver Agent in respect of any Revolver Priority Collateral or given by Term Loan Agent in respect of any Term Loan Priority Collateral, and such instructions of Revolver Agent or Term Loan Agent, as the case may be, and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties.
3.3    Indemnification. Each of the Revolver Agent (on behalf of itself and the Revolver Lenders) and the Term Loan Agent (on behalf of itself and the Term Loan Lenders) agrees to indemnify the Collateral Agent (to the extent not indemnified or reimbursed by Grantors and without limiting the obligations of Grantors) on a pro rata basis (to be calculated based on a fraction expressed as a percentage, the numerator of which is the aggregate principal amount of Secured Obligations represented by either the Revolver Agent or Term Loan Agent, as the case may be, and the denominator of which is the sum of all Secured Obligations then outstanding), for any and all claims of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent arising out of or by reason of any investigation in or in any way relating to or arising out of any directions or instructions given to the Collateral Agent under this Agreement or any other Collateral Documents (including the costs and reasonable expenses that Collateral Agent is obligated to pay) or the enforcement of any of the terms hereof or thereof; provided, that, no Grantor shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the party to be indemnified as determined by a final judgment of a court of competent jurisdiction.
3.4    Non‑Reliance on Collateral Agent and Other Lenders. Each of the Revolver Agent (on behalf of itself and the Revolver Lenders) and the Term Loan Agent (on behalf of itself and the Term Loan Lenders) agrees that it has, independently and without reliance on Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Grantor and each other Grantor and has made its own decision to enter into the Term Loan Documents and the Revolver Loan Documents, respectively, and that it will, independently and without reliance upon Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Term Loan Documents and the Revolver Loan Documents, respectively. Except as expressly provided herein or in any Collateral Documents, Collateral Agent shall not be required to keep itself informed as to the performance or observance by any Grantor of any term or provision of this Agreement or any Collateral Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of any Grantor. Except as otherwise expressly provided for herein, Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the affairs, financial condition or business of any Grantor that may come into the possession of Collateral Agent.
3.5    Failure to Act. The Collateral Agent shall in all cases be fully justified in failing or refusing to act under any direction or instruction with respect to the Collateral hereunder and under any Collateral Documents unless it shall receive further assurances to its satisfaction from the Agent directing or instructing the Collateral Agent of their indemnification obligations under Section 3.3 hereof against any and all liability and expense that may be incurred by the Collateral Agent by reason of taking or continuing to take any such action. The Collateral Agent shall only (i) act with respect to the Revolver Priority Collateral pursuant to an Authorized Revolver Act and (ii) act with respect to the Term Loan Priority Collateral pursuant to an Act of Term Loan Required Lenders.
3.6    Concerning the Collateral and Collateral Documents.
(a)    Each of the Revolver Agent (on behalf of itself and the Revolver Lenders) and the Term Loan Agent (on behalf of itself and the Term Loan Lenders) authorizes and directs Collateral Agent to enter into the Collateral Documents, the Intercreditor Joinder Agreement, the Notes Intercreditor Agreement and any amendments thereto. Each of the Revolver Agent (on behalf of itself and the Revolver Lenders) and the Term Loan Agent (on behalf of itself and the Term Loan Lenders) agrees that any action taken by Collateral Agent in accordance with the terms of this Agreement or the Collateral Documents or the Notes Intercreditor Agreement relating to the Collateral, and the exercise by Collateral Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Secured Parties.
(b)    Collateral Agent shall have no obligation whatsoever to any Secured Party or any other Person to investigate, confirm or assure that the Collateral exists or is owned by any Grantor or other Grantor or is cared for, protected or insured or has been encumbered, or that the Liens granted to Collateral Agent under the Collateral Documents or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority. Except as expressly provided in Sections 3.1(b), 3.1(c) and 3.4 hereof, (1) Collateral Agent shall have no obligation whatsoever to any Secured Party to exercise at all or in any particular manner, or to continue exercising, any of the rights, authorities and powers granted or available to Collateral Agent in this Agreement or in any of the Collateral Documents, (1) Collateral Agent may act in any manner it may deem appropriate, in its discretion, with respect to the Collateral or any act, omission or event related thereto, and (1) Collateral Agent shall have no duty or liability whatsoever to any Secured Party, except for any liability to a Secured Party as a result of any action by Collateral Agent that is determined to constitute gross negligence or willful misconduct pursuant to a final, non-appealable judgment of a court of competent jurisdiction.
3.7    Resignation. Collateral Agent may resign at any time by giving thirty (30) days prior written notice thereof to the Revolver Agent and Term Loan Agent. Upon receipt of such notice, a successor Collateral Agent may be appointed by an Act of Required Lenders, and if no successor Collateral Agent has been appointed after such thirty (30) day period, the outgoing Collateral Agent may appoint a successor Collateral Agent in consultation with the Secured Parties; provided, however, that such successor Collateral Agent shall (i) be a nationally recognized bank or trust company in good standing and having power to act as Collateral Agent hereunder, incorporated or chartered under the laws of the United States of America or any State thereof or the District of Columbia, (ii) have its principal corporate trust office within the 48 contiguous States, (iii) have capital, surplus and undivided profits of not less than $100,000,000, and (iv) not be a Lender at the time of appointment as successor Collateral Agent. After the Discharge of Revolver Obligations and the termination of the Revolver Loan Documents, Term Loan Agent shall have the right to require Collateral Agent to resign by giving notice thereof to Collateral Agent. In the event of any such resignation, Term Loan Agent shall have the right to appoint a successor agent reasonably acceptable to the Term Loan Lenders. Upon the acceptance of any appointment as agent hereunder by a successor agent and the delivery of any Collateral that is the possession of the retiring Collateral Agent, (a) the successor agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, (b) the retiring Collateral Agent shall have no further duties and obligations hereunder and (c) the retiring Collateral Agent shall, at the expense of the Grantors and without representation, warranty or recourse, execute and deliver such documents, instruments and agreements as are reasonably necessary to effect an assignment of the rights and obligations of the retiring Collateral Agent to the successor Collateral Agent. After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Section 3 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.
IV.    ENFORCEMENT.
4.1    Enforcement Rights - Generally.
(a)    Collateral Agent shall have the exclusive right to manage, perform and enforce the terms of the Collateral Documents with respect to the Collateral, to exercise and enforce all privileges and rights thereunder in accordance with the terms of this Agreement in respect of the Collateral, including, without limitation, the exclusive right to administer, take or retake control or possession of any Collateral, to hold, prepare for sale, process, sell, lease, dispose of, or liquidate any Collateral, to foreclose or forbear from foreclosure in respect of any Collateral, seeking or not seeking relief from any stay against foreclosure or other remedies in any Insolvency Proceeding in respect of any Collateral and the acceptance of any Collateral in full or partial satisfaction of any Secured Obligations, provided that nothing herein shall alter any Secured Party’s entitlement to the proceeds of such Collateral pursuant to Section 5.1 and 5.2 hereof.
(b)    Uniform Commercial Code financing statements, mortgages, debentures and other instruments to perfect the Liens of Collateral Agent for the benefit of the Secured Parties in the applicable Collateral shall be filed by Collateral Agent naming Collateral Agent as the secured party. No other Secured Party shall file any Uniform Commercial Code financing statements, mortgages, debentures or other instruments with respect to the Collateral, unless Collateral Agent shall fail to do so within five (5) business days of receiving notice that such instruments have not been properly filed or have lapsed.
4.2    [Reserved.]

4.3    [Reserved.]
4.4    Exercise of Remedies    Restrictions on Term Loan Secured Parties.
(a)    Subject to clause (c) below, until the Discharge of Revolver Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Collateral Agent (unless pursuant to an Authorized Revolver Act) and the Term Loan Secured Parties will not (and will not direct or instruct Collateral Agent to):
(1)    exercise or seek to exercise, directly or indirectly, any Enforcement with respect to any Revolver Priority Collateral (including the exercise of any right of setoff or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Collateral Agent, Term Loan Agent or any Term Loan Lender is a party and which directly relates to the Revolver Priority Collateral) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Collateral Agent may pursuant to an Act of Term Loan Required Lenders exercise any or all of such rights or remedies after a period of at least 180 days has elapsed since the later of: (i) the date on which the Term Loan Agent first declares the existence of a Term Loan Default and demands the repayment of all the principal amount of any Term Loan Obligations; and (ii) the date on which the Revolver Agent received notice from the Term Loan Agent of such declarations of a Term Loan Default (the “Term Loan Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Collateral Agent, the Term Loan Agent or any Term Loan Lender undertake any Enforcement (other than those under Section 4.6) with respect to the Revolver Priority Collateral if, notwithstanding the expiration of the Term Loan Standstill Period, the Collateral Agent pursuant to an Authorized Revolver Act shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Revolver Priority Collateral (prompt notice of such exercise to be given to the Term Loan Agent, provided, that a failure to give such notice shall not affect the Revolver Agent’s rights hereunder);
(2)    contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent on behalf of Revolver Agent or any Revolver Lender or any other exercise by the Collateral Agent on behalf of Revolver Agent or any Revolver Lender of any rights and remedies relating to the Revolver Priority Collateral, whether under the Revolver Loan Documents or otherwise; and
(3)    subject to their rights under clause (a)(1) above and except as may be permitted in Section 4.4(c), object to the forbearance by the Revolver Agent or the Revolver Lenders from directing or instructing Collateral Agent to bring or otherwise pursue any Enforcement;
provided, however, that, in the case of (1), (2) and (3) above, the Liens granted to secure the Secured Obligations shall attach to any proceeds resulting from actions taken by the Collateral Agent for or on behalf of the Revolver Secured Parties in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of Revolver Obligations.
(b)    Until the Discharge of Revolver Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Collateral Agent, pursuant to an Authorized Revolver Act, shall have the exclusive right, subject to Section 4.4(a), to enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt) and in connection therewith (including voluntary Dispositions of Revolver Priority Collateral by the respective Grantors after an Revolver Default) make determinations regarding the release, disposition, or restrictions with respect to the Revolver Priority Collateral without any consultation with or the consent of the Term Loan Agent or any Term Loan Lender; provided, however, that the Lien securing the Secured Obligations shall remain on the proceeds (other than those properly applied to the Revolver Obligations) of such Revolver Priority Collateral released or disposed of subject to Section 5.1. In exercising rights and remedies with respect to the Revolver Priority Collateral, Collateral Agent, on behalf of the Revolver Secured Parties, may enforce the provisions of the applicable Revolver Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of Collateral Agent or such other agent appointed by Collateral Agent to sell or otherwise dispose of the Revolver Priority Collateral upon foreclosure, to incur reasonable expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction; provided, that unless and until the Collateral Agent shall have received such direction, the Collateral Agent may take such action, or refrain from taking such action, in order to preserve or protect its Liens on the Collateral, with respect to any Event of Default as it shall deem advisable in the best interests of the Secured Parties.
(c)    Notwithstanding the foregoing, any Term Loan Secured Party and the Collateral Agent (pursuant to an Act of Term Loan Required Lenders) may:
(1)    file a claim or statement of interest with respect to the Term Loan Obligations; provided that an Insolvency Proceeding has been commenced by or against any Grantor;
(2)    take any action (not adverse to the status of the Liens of the Revolver Agent or the Revolver Lenders on the Revolver Priority Collateral, or the rights of the Revolver Agent or any Revolver Lenders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) the Lien on any of the Collateral;
(3)    file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Term Loan Lenders, including any claims secured by the Revolver Priority Collateral, if any, in each case in accordance with the terms of this Agreement;
(4)    file any pleadings, objections, motions or agreements which assert rights or interests that are available to unsecured creditors of the Grantors arising under either any

Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
(5)    vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Term Loan Obligations and the Collateral;
(6)    exercise any of Term Loan Agent’s or Term Loan Lenders’ rights or remedies with respect to any of the Revolver Priority Collateral after the termination of the Term Loan Standstill Period to the extent permitted by Section 4.4(a)(1);
(7)    make a cash bid on all or any portion of the Revolver Priority Collateral in any foreclosure proceeding or action;
(8)    credit bid on all or any portion of the Collateral, provided that any obligations secured by prior Liens thereon are discharged prior to or in connection with any such credit bid;
(9)    join in any judicial proceedings commenced by the Collateral Agent to enforce Liens on the Revolver Priority Collateral, provided, however, that they may not interfere with the enforcement actions of the Collateral Agent; and
(10)    engage consultants, valuation firms, investment bankers, and perform or engage third parties to perform audits, examinations, and appraisals of the Collateral for the sole purpose of valuing such collateral and not for the purpose of marketing or conducting a disposition of such collateral;
provided, however, that any Term Loan Secured Party shall not take any of the foregoing actions if they would interfere in any material respect with the enforcement by the Collateral Agent acting on behalf of the Revolver Agent or the Revolver Lenders on the Revolver Priority Collateral.
The Term Loan Agent, on behalf of itself and the Term Loan Lenders, agrees that it will not take or receive any Revolver Priority Collateral or any proceeds of such Revolver Priority Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any such Revolver Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Revolver Obligations has occurred, except as expressly provided in Sections 4.4(a) and this Section 4.4(c), the sole right of the Term Loan Secured Parties with respect to the Revolver Priority Collateral is to hold a Lien (if any) on such Revolver Priority Collateral, through Collateral Agent, pursuant to the applicable Term Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Revolver Obligations has occurred.
(d)    Subject to Sections 4.4(a) and (c) and Section 4.6:

(1)    the Term Loan Agent, for itself and on behalf of the Term Loan Lenders and the Collateral Agent (unless directed by an Authorized Revolver Act), each acknowledges and agrees that it will not take any action that would hinder any exercise of remedies under the Revolver Loan Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of any Revolver Priority Collateral, whether by foreclosure or otherwise;
(2)    the Term Loan Agent, for itself and on behalf of the Term Loan Lenders, hereby waives any and all rights the Term Loan Agent and the respective Term Loan Lenders, as applicable, may have to object to the manner in which the Revolver Agent or the Revolver Lenders, or the Collateral Agent acting on their behalf, seek to enforce or collect the Revolver Obligations or the Liens on the Revolver Priority Collateral securing the Revolver Obligations granted in any of the Revolver Loan Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Revolver Agent or Revolver Lenders is adverse to the interests of the Term Loan Lenders; and
(3)    the Term Loan Agent, for itself and on behalf of the Term Loan Lenders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Term Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Collateral Agent, the Revolver Agent or the Revolver Lenders with respect to the enforcement of the Liens on the Revolver Priority Collateral as set forth in this Agreement and the Revolver Loan Documents.
(e)    Notwithstanding anything to the contrary contained in this Agreement, the Term Loan Secured Parties may exercise rights and remedies as unsecured creditors against the Grantors that have guaranteed or granted Liens to secure the Term Loan Obligations, and the Term Loan Agent and the Collateral Agent, pursuant to an Act of Term Loan Required Lenders, may exercise rights and remedies as an unsecured creditor with respect to the Term Loan Priority Collateral in accordance with the terms of the Term Loan Documents and applicable law; provided. however, that in the event that the Term Loan Agent becomes a judgment Lien creditor in respect of Revolver Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Term Loan Obligations, such judgment Lien (and any proceeds realized thereon) shall be subject to the terms of this Agreement for all purposes (including in relation to the Revolver Obligations) as the other Liens securing the Term Loan Obligations are subject to this Agreement.
(f)    Nothing in this Agreement shall prohibit the receipt by the Term Loan Agent or Term Loan Lenders of the required payments of interest, principal and other amounts owed in respect of its Term Loan Obligations, so long as such receipt is not the direct or indirect result of the exercise by the Collateral Agent, the Term Loan Agent or such Term Loan Lender of rights or remedies as a secured creditor in respect of the Revolver Priority Collateral (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies the Revolver Agent or the Revolver Lenders may have against the Grantors under the Revolver Loan Documents.

4.5    Exercise of Remedies — Restrictions on Revolver Secured Parties.
(c)    Subject to clause (c) below, until the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Collateral Agent (unless pursuant to an Act of Term Loan Required Lenders) and the Revolver Secured Parties will not (and will not direct or instruct Collateral Agent to):
(4)    exercise or seek to exercise, directly or indirectly, any Enforcement with respect to any Term Loan Priority Collateral (including the exercise of any right of setoff or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Collateral Agent, the Revolver Agent or any Revolver Lender is a party and which directly relates to the Term Loan Priority Collateral) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, the Collateral Agent may pursuant to an Authorized Revolver Act exercise any or all of such rights or remedies with respect to the Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property) after the passage of a period of at least 180 days has elapsed since the later of: (x) the date on which the Revolver Agent first declares the existence of any Revolver Default and demands the repayment of all the principal amount of any Revolver Obligations; and (y) the date on which the Term Loan Agent received notice from the Revolver Agent of such declarations of any Revolver Default (the “Revolver Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Collateral Agent, the Revolver Agent or any Revolver Lender, or Collateral Agent acting on their behalf, undertake any Enforcement (other than those under Section 4.6) with respect to the Term Loan Priority Collateral if, notwithstanding the expiration of the Revolver Standstill Period, the Collateral Agent pursuant to an Act of Term Loan Required Lenders shall have commenced and be diligently pursuing the exercise of the rights or remedies of Term Loan Agent or Term Loan Lenders with respect to all or any material portion of such Term Loan Priority Collateral (prompt notice of such exercise to be given to the Revolver Agent, provided, that a failure to give such notice shall not affect the Term Loan Agent’s rights hereunder);
(5)    contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent on behalf of Term Loan Agent or any Term Loan Lender or any other exercise by the Collateral Agent on behalf of Term Loan Agent or any Term Loan Lender of any rights and remedies relating to the Term Loan Priority Collateral, whether under the Term Loan Documents or otherwise; and
(6)    subject to their rights under clause (a)(1) above and except as may be permitted in Section 4.5(c), object to the forbearance by the Term Loan Agent or any Term Loan Lender from instructing Collateral Agent to bring or pursue any Enforcement;
provided, however, that in the case of (1), (2) and (3) above, the Liens granted to secure the Secured Obligations shall attach to any proceeds resulting from actions taken by or on behalf of the Term

Loan Secured Parties in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of Term Loan Obligations.
(d)    Until the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Collateral Agent at pursuant to an Act of Term Loan Required Lenders shall have the exclusive right, subject to Section 4.5(a), to enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt) and, subject to Section 6.1, in connection therewith (including voluntary Dispositions of Term Loan Priority Collateral by the respective Grantors after a Term Loan Default) make determinations regarding the release, disposition, or restrictions with respect to the Term Loan Priority Collateral without any consultation with or the consent of the Revolver Agent or any Revolver Lender; provided, however, that the Lien securing the Secured Obligations shall remain on the proceeds (other than those properly applied to the Term Loan Obligations) of such Term Loan Priority Collateral released or disposed of subject to the Section 5.1. In exercising rights and remedies with respect to the Term Loan Priority Collateral, the Term Loan Secured Parties, acting through the Collateral Agent, may enforce the provisions of the applicable Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of Collateral Agent or an agent appointed by them to sell or otherwise dispose of the Term Loan Priority Collateral upon foreclosure, to incur reasonable expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction; provided, that unless and until the Collateral Agent shall have received such direction, the Collateral Agent may take such action, or refrain from taking such action, in order to preserve or protect its Liens on the Collateral, with respect to any Event of Default as it shall deem advisable in the best interests of the Secured Parties.
(e)    Notwithstanding the foregoing, any Revolver Secured Party and the Collateral Agent (pursuant to an Authorized Revolver Act) may:
(1)    file a claim or statement of interest with respect to the Revolver Obligations; provided that an Insolvency Proceeding has been commenced by or against any Grantor;
(2)    take any action (not adverse to the status of the Liens of the Term Loan Agent or the Term Loan Lenders on the Term Loan Priority Collateral, or the rights of the Term Loan Agent or any Term Loan Lender to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property);
(3)    file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Revolver Lenders, including any claims secured by the Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property), if any, in each case, in accordance with terms of this Agreement;

(4)    file any pleadings, objections, motions or agreements which assert rights or interests that are available to unsecured creditors of the Grantors arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
(5)    vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Revolver Obligations and the Collateral;
(6)    exercise any of the rights or remedies of Term Loan Agent or any Term Loan Lender with respect to any of the Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property) after the termination of the Revolver Standstill Period, to the extent permitted by Section 4.5(a)(1);
(7)    make a cash bid on all or any portion of the Term Loan Priority Collateral in any foreclosure proceeding or action;
(8)    credit bid on all or any portion of the Collateral (other than the Term Loan Exclusive Mortgaged Property), provided that any obligations secured by prior Liens thereon are discharged prior to or in connection with any such credit bid;
(9)    join in any judicial proceedings commenced by the Collateral Agent to enforce Liens on the Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property), provided, however, that they may not interfere with the enforcement actions of the Collateral Agent; and
(10)    engage consultants, valuation firms, investment bankers, and perform or engage third parties to perform audits, examinations, and appraisals of the Revolver Priority Collateral or the Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property) for the sole purpose of valuing such collateral and not for the purpose of marketing or conducting a disposition of such collateral;
provided, however, that any Revolver Secured Party shall not, and shall not instruct Collateral Agent to, take any of the foregoing actions if they would interfere in any material respect with the enforcement by the Collateral Agent acting on behalf of the Term Loan Agent or the Term Loan Lenders on the Term Loan Priority Collateral.
The Revolver Agent, on behalf of itself and the Revolver Lenders, agrees that it will not take or receive any Term Loan Priority Collateral or any proceeds of such Term Loan Priority Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any such Term Loan Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in Sections 4.5(a) and this Section 4.5(c), the sole right of the Revolver Secured Parties with respect to the Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property) is to hold a Lien (if any) on such Term

Loan Priority Collateral, through Collateral Agent, pursuant to the applicable Revolver Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Term Loan Obligations has occurred.
(f)    Subject to Sections 4.5(a) and (c) and Sections 4.6:
(1)    the Revolver Agent, on behalf of itself and the Revolver Lenders, and the Collateral Agent (unless directed by an Act of Term Loan Required Lenders) each acknowledges and agrees that it will not take any action that would hinder any exercise of remedies under the Term Loan Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Term Loan Priority Collateral, whether by foreclosure or otherwise;
(2)    the Revolver Agent, on behalf of itself and the Revolver Lenders, hereby waives any and all rights it or the Revolver Lenders may have to object to the manner in which the Collateral Agent acting on behalf of the Term Loan Secured Parties, seeks to enforce or collect the Term Loan Obligations or the Liens on the Term Loan Priority Collateral securing the Term Loan Obligations granted in any of the Term Loan Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Term Loan Agent or Term Loan Lenders, or Collateral Agent acting on their behalf, is adverse to the interest of the Revolver Lenders; and
(3)    the Revolver Agent, on behalf of itself and the Revolver Lenders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Revolver Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Collateral Agent, the Term Loan Agent or any Term Loan Lender with respect to the enforcement of its Liens on the Term Loan Priority Collateral as set forth in this Agreement and the Term Loan Documents.
(g)    Notwithstanding anything to the contrary contained in this Agreement, the Revolver Secured Parties may exercise rights and remedies as unsecured creditors against any Grantor that has guaranteed or granted Liens to secure the Revolver Obligations and the Revolver Agent, on behalf of the Revolver Lenders, and the Collateral Agent, pursuant to an Authorized Revolver Act, may exercise rights and remedies as an unsecured creditor with respect to the Revolver Priority Collateral in accordance with the terms of the Revolver Loan Documents and applicable law; provided, however, that in the event that the Revolver Agent or the Collateral Agent becomes a judgment Lien creditor in respect of Term Loan Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Revolver Obligations, such judgment Lien (and any proceeds realized thereon) shall be subject to the terms of this Agreement for all purposes (including in relation to the Term Loan Obligations) as the other Liens securing the Revolver Obligations are subject to this Agreement.
(h)    Nothing in this Agreement shall prohibit the receipt by the Revolver Agent or any Revolver Lender of the required payments of interest, principal and other amounts owed in respect of its Revolver Obligations, so long as such receipt is not the direct or indirect result of the exercise by the Collateral Agent, the Revolver Agent or such Revolver Lender of rights or remedies as a secured creditor in respect of the Term Loan Priority Collateral (including set-off or recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies the Term Loan Agent or the Term Loan Lenders may have against the Grantors under the Term Loan Documents.
4.6    Exercise of Remedies — Collateral Access Rights.
(a)    The Revolver Agent agrees not to instruct or otherwise cause Collateral Agent to commence Enforcement until an Enforcement Notice has been given to the Term Loan Agent by the Revolver Agent. Subject to the provisions of Section 4.4, the Term Loan Agent may, to the extent permitted by applicable law, join in any judicial proceedings commenced by the Collateral Agent to enforce Liens on the Revolver Priority Collateral; provided that neither the Term Loan Agent nor the Term Loan Lenders shall interfere with the Enforcement actions of the Collateral Agent with respect to the Revolver Priority Collateral.
(b)    If the Collateral Agent or any of its agents or representatives, or any third party pursuant to any Enforcement undertaken by or on behalf of the Term Loan Agent or receiver, shall obtain possession or physical control of any item of Term Loan Priority Collateral (including any contracts, documents, books, records and other information with respect to any Term Loan Priority Mortgaged Property), the Collateral Agent shall promptly notify in writing the Revolver Agent of that fact and the Revolver Agent shall, within ten (10) Business Days thereafter, notify in writing the Term Loan Agent or, if applicable, any such third party (at such address to be provided by the Term Loan Agent, as applicable, in connection with the applicable Enforcement), as to whether the Revolver Agent desires the Collateral Agent to exercise access rights under this Agreement for any purpose permitted under the Revolver Loan Documents (including enforcement of rights and remedies), at which time the parties shall confer in good faith to coordinate with respect to the Revolver Agent’s exercise of such access rights.
(c)    The Term Loan Agent agrees not to instruct or otherwise cause Collateral Agent to commence Enforcement until an Enforcement Notice has been given to the Revolver Agent by the Term Loan Agent. Subject to the provisions of Section 4.5, the Revolver Agent may, to the extent permitted by applicable law, join in any judicial proceedings commenced by or on behalf of the Collateral Agent to enforce Liens on the Term Loan Priority Collateral, provided that neither the Revolver Agent nor the Revolver Lenders shall interfere with the Enforcement actions of the Collateral Agent with respect to the Term Loan Priority Collateral.
(d)    If the Collateral Agent, or any of its agents or representatives, or any third party pursuant to any Enforcement undertaken by or on behalf of the Collateral Agent or receiver, shall obtain possession or physical control of any item of Revolver Priority Collateral (including any contracts, documents, books, records and other information with respect to the Term Loan Priority Collateral), the Collateral Agent shall promptly notify in writing the Term Loan Agent of that fact and the Term Loan Agent shall, within ten (10) Business Days thereafter, notify in writing the Collateral Agent, the Revolver Agent or, if applicable, any such third party (at such address to be provided by the Revolver Agent in connection with the applicable Enforcement), as to whether the Term Loan Agent desires the Collateral Agent to exercise access rights under this Agreement for any purpose permitted under the Term Loan Documents (including enforcement of rights and remedies), at which time the parties shall confer in good faith to coordinate with respect to the Term Loan Agent’s exercise of such access rights.
(e)    Upon delivery of notice to the Term Loan Agent as provided in Section 4.6(b), the Revolver Access Period shall commence for the subject parcel of Term Loan Priority Mortgaged Property. During the Revolver Access Period, the Collateral Agent and its agents, representatives and designees shall have a non-exclusive right to have access to, and a rent free right to use the applicable Term Loan Priority Mortgaged Property for the purpose of arranging for and effecting the sale or disposition of Revolver Priority Collateral and, following the Discharge of Term Loan Obligations, all of the Collateral at that location, it being understood that the Revolver Secured Parties shall not have a right to direct the Collateral Agent to mine or extract any minerals located at any Mortgaged Property until after the Discharge of Term Loan Obligations. During any such Revolver Access Period, the Collateral Agent and its representatives (and persons employed on their behalf) (pursuant to an Authorized Revolver Act), may continue to operate, service, maintain, process and sell the Revolver Priority Collateral, as well as to engage in bulk sales of Revolver Priority Collateral. The Collateral Agent shall (i) take proper care of any Mortgaged Property that is used by it during the Revolver Access Period, (ii) promptly repair and replace any damage (ordinary wear-and-tear excepted) caused by it or its agents, representatives or designees, (iii) comply with all applicable laws in connection with its use or occupancy of the Mortgaged Property and (iv) leave such Mortgaged Property in substantially the same condition as it was at the commencement of the Revolver Access Period, acknowledging that Revolver Priority Collateral may be removed therefrom. The Term Loan Agent shall not bear any expense for any of the actions in the preceding sentence. The Collateral Agent, the Revolver Agent and the Term Loan Agent shall cooperate and use reasonable efforts to ensure that their activities during the Revolver Access Period as described above do not interfere materially with the activities of the others as described above, including the right of the Collateral Agent (pursuant to an Act of Term Loan Required Lenders) to commence foreclosure of the Mortgaged Property or to show the Term Loan Priority Collateral and any Mortgaged Property to prospective purchasers and to ready the Term Loan Priority Collateral and any Mortgaged Property for sale. Access rights may apply to differing parcels of Mortgaged Property at differing times (i.e. the Collateral Agent, acting for Term Loan Agent, may obtain possession of one property at a different time than it obtains possession of other properties), in which case, a differing Revolver Access Period may apply to each such property. If the Collateral Agent, acting pursuant to an Act of Term Loan Required Lenders, forecloses or otherwise sells any of such Mortgaged Property, the Collateral Agent will notify the buyer thereof of the existence of this Agreement and obtain a written acknowledgement from such buyer, in form and substance satisfactory to the Revolver Agent, that the buyer is acquiring such Mortgaged Property subject to the access rights of the Revolver Agent under this Section 4.6.
4.7    No Exercise of Remedies by Secured Parties. Notwithstanding anything contained herein to the contrary, each Secured Party agrees that other than directing or instructing the Collateral Agent pursuant to an Authorized Revolver Act or an Act of Term Loan Required Lenders, as the

case may be, to exercise remedies in accordance with the terms of this Agreement, such Secured Party shall have no right whatsoever to enforce rights or exercise remedies (including set-off, recoupment and the right to credit bid their debt) with respect to any portion of the Collateral.
4.8    Exercise of Remedies -- Set Off and Tracing of and Priorities in Proceeds.
(a)    The Term Loan Agent, for itself and on behalf of the Term Loan Lenders, acknowledges and agrees that, to the extent the Collateral Agent exercises its rights of setoff against any Grantor’s Deposit Accounts or Securities Accounts, the amount of such setoff shall be deemed to be Revolver Priority Collateral (except to the extent constituting Term Loan Priority Collateral Deposits (as defined below)) to be held and distributed pursuant to Section 5.1; provided, however, that the foregoing shall not apply to any setoff by the Collateral Agent against any Term Loan Priority Collateral to the extent applied to payment of the Revolver Obligations.
(b)    The Term Loan Agent, for itself and/or on behalf of the Term Loan Lenders, acknowledges and agrees that prior to an issuance of an Enforcement Notice (unless an Insolvency Proceeding has been commenced by or against any Grantor) all funds deposited in any Grantor’s Deposit Accounts or Securities Accounts (except to the extent constituting Term Loan Priority Collateral Deposits) and then applied to the Revolver Obligations shall be treated as Revolver Priority Collateral and, any claim that payments made to the Revolver Agent through the Deposit Accounts or Securities Accounts are proceeds of or otherwise constitute Term Loan Priority Collateral, are waived.
(c)    The Secured Parties each agree that, prior to the earlier of (i) an issuance of an Enforcement Notice and (ii) an Insolvency Proceeding being commenced by or against any Grantor), any proceeds of Collateral, whether or not deposited under Account Agreements, which are used by any Grantor to acquire other property which is Collateral shall not (as among the Secured Parties) be treated as proceeds of such Collateral for purposes of determining the relative rights in the Collateral which was so acquired.
(d)    After the earlier to occur of (i) any Insolvency Proceeding with respect to any Grantor and (ii) the issuance of an Enforcement Notice by the Term Loan Agent, unless the Collateral Agent or the Revolver Agent has actual knowledge that any funds deposited into any Grantor’s Deposit Accounts or Securities Accounts are the identifiable proceeds of Term Loan Priority Collateral deposited into such Deposit Accounts or Securities Accounts (all such deposits being “Term Loan Priority Collateral Deposits”), any claim by any of the Term Loan Agent or the Term Loan Lenders that funds deposited into any Grantor’s Deposit Accounts or Securities Accounts (other than the Term Loan Priority Collateral Deposits) and then applied to the Revolver Obligations are proceeds of, or otherwise constitute Term Loan Priority Collateral, are waived. The Collateral Agent and the Revolver Agent shall rebuttably be presumed not to have actual knowledge of Term Loan Priority Collateral Deposits, provided that such presumption can be rebutted by the Term Loan Agent or the Term Loan Lenders. After the earlier to occur of (i) any Insolvency Proceeding with respect to any Grantor and (ii) the issuance of an Enforcement Notice by the Term Loan Agent, the Term Loan Secured Parties reserve all of their rights under applicable law with respect to Term Loan Priority Collateral Deposits.

4.9    Actions Under the Notes Intercreditor Agreement
(a)    In the event that the Revolver Agent or the Term Loan Agent obtains knowledge that the Trustee (or the applicable holders of the Secured Notes) has declared a Noteholder Default (as defined in the Notes Intercreditor Agreement) it shall promptly provide written notice of such knowledge to the Collateral Agent and the other Secured Parties. In the event that the Collateral Agent receives an Enforcement Notice (under and as defined in the Notes Intercreditor Agreement) or a notice from Trustee of a Noteholder Default, it shall provide written notice to the Revolver Agent and the Term Loan Agent within two (2) Business Days of receipt of such notice.
(b)    Other than with respect to ministerial and administrative acts contemplated by the Notes Intercreditor Agreement, the Secured Parties and the Collateral Agent agree that the Collateral Agent shall not take any actions under or pursuant to the Notes Intercreditor Agreement except in accordance with this Section 4.9(b) as follows:
(ii)    Upon the occurrence of an Event of Default, the Collateral Agent shall deliver a notice of an ABL Default (as defined in the Notes Intercreditor Agreement) to the Trustee or any other notice required under the Notes Intercreditor Agreement (other than an Enforcement Notice (under and as defined in the Notes Intercreditor Agreement)) pursuant to either (x) an Authorized Revolver Act or (y) an Act of Term Loan Required Lenders;
(iii)    Upon the occurrence of an Event of Default, the Collateral Agent shall deliver an Enforcement Notice (under and as defined in the Notes Intercreditor Agreement) to the Trustee (x) with respect to the Revolver Priority Collateral, solely pursuant to an Authorized Revolver Act and (y) with respect to the Term Loan Priority Collateral, solely pursuant to an Act of Term Loan Required Lenders;
(iv)    With respect to any action (required or otherwise) to be taken under and in accordance with the Notes Intercreditor Agreement (other than the actions described in clauses (i) and (ii) above and clause (v) below), including, without limitation, any enforcement or exercise of rights, with respect to ABL First Lien Collateral (as defined in the Notes Intercreditor Agreement) consisting of Revolver Priority Collateral, the Collateral Agent shall take such action solely pursuant to an Authorized Revolver Act; provided, however, that after the Discharge of Revolver Obligations or after the termination of the Term Loan Standstill Period, the Collateral Agent may take actions with respect to ABL First Lien Collateral consisting of Revolver Priority Collateral pursuant to an Act of Term Loan Required Lenders;
(v)    With respect to any action (required or otherwise) to be taken under and in accordance with the Notes Intercreditor Agreement (other than the actions described in clauses (i) and (ii) above and clause (v) below)), including, without limitation, any enforcement or exercise of rights, with respect to ABL First Lien Collateral consisting of Term Loan Priority Collateral, the Collateral Agent shall take such action solely pursuant to an Act of Term Loan Required Lenders; provided, however, that after the Discharge of Term Loan Obligations or after the termination of the Revolver Standstill Period, the

Collateral Agent may take actions with respect to ABL First Lien Collateral consisting of Term Priority Collateral (other than the Term Loan Exclusive Mortgaged Property) pursuant to an Authorized Revolver Act; and
(vi)    Except as set forth above in Sections 4.9(b)(i) through (iv), with respect to any other action under the Notes Intercreditor Agreement required to be taken or permitted to be taken or refrained from taken with respect to any amendment, modification or waiver of the Notes Intercreditor Agreement pursuant to Section 8.3 thereof, the Collateral Agent shall execute and enter into any such amendment, modification or waiver pursuant to an Act of Required Lenders; provided, however, if such amendment, modification or waiver affects (x) solely the Revolver Priority Collateral, then the Collateral Agent shall act pursuant to an Authorized Revolver Act and (y) solely the Term Loan Priority Collateral, then the Collateral Agent shall act pursuant to an Act of Term Loan Required Lenders.
(c)    For the avoidance of doubt, (i) all Proceeds of Collateral and all other amounts received by the Collateral Agent under the Notes Intercreditor Agreement shall be applied pursuant to Section 5.1 and (ii) the Collateral Agent shall be under no obligation to take any action under this Section 4.9 to the extent such action is in violation or contravention of the Notes Intercreditor Agreement.
V.    PAYMENTS.
5.1    Application of Proceeds.
(a)    So long as the Discharge of Revolver Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, all Revolver Priority Collateral or Proceeds thereof received by the Collateral Agent in connection with the sale or other disposition of, or collection on, such Revolver Priority Collateral upon the exercise of remedies by the Collateral Agent shall be turned over to the Revolver Agent to be applied to the Revolver Obligations in accordance with the terms of, and in such order as specified in, the relevant Revolver Loan Documents. Upon the Discharge of Revolver Obligations, the Collateral Agent or the Revolver Agent, as applicable, shall deliver to the Term Loan Agent any Revolver Priority Collateral and Proceeds of Revolver Priority Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Term Loan Agent in such order as specified in the relevant Term Loan Document.
(b)    So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, all Term Loan Priority Collateral or Proceeds thereof received by the Collateral Agent in connection with the sale or other disposition of, or collection on, such Term Loan Priority Collateral upon the exercise of remedies by the Collateral Agent shall be turned over to the Term Loan Agent to be applied to the Term Loan Obligations in accordance with the terms of, and in such order as specified in, the relevant Term Loan Document. Upon the Discharge of Term Loan Obligations, the Collateral Agent or the Term Loan Agent, as applicable, shall deliver to the Revolver Agent any Term Loan Priority Collateral (other than the Term Loan Exclusive Mortgaged Property) and Proceeds of Term Loan Priority

Collateral (other than the Term Loan Exclusive Mortgaged Property) held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Revolver Agent in such order as specified in the Revolver Loan Documents.
(c)    So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, if at any time any Grantor offers to make payment of any Excess Proceeds (as defined in the Indenture) to Collateral Agent or Revolver Agent for the benefit of the Revolver Lenders or the Term Loan Lenders, as the case may be, Collateral Agent or Revolver Agent, as applicable, shall remit such Excess Proceeds to the Term Loan Agent for application to the Term Loan Obligations in accordance with the Term Loan Agreement, and after the Discharge of the Term Loan Obligations has occurred, if Collateral Agent receives any such Excess Proceeds, Collateral Agent shall remit such Excess Proceeds to the Revolver Agent for application to the Revolver Obligations.
5.2    Payments Over in Violation of Agreement. Unless and until both the Discharge of Revolver Obligations and the Discharge of Term Loan Obligations have occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, any Collateral or Proceeds thereof (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any Secured Party in connection with the exercise of any right or remedy (including set-off or recoupment) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Collateral Agent, as appropriate, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied in accordance with the terms of this Agreement. The Collateral Agent is hereby authorized to make any such endorsements as agent for the applicable Secured Party. This authorization is coupled with an interest and is irrevocable until both the Discharge of Revolver Obligations and Discharge of Term Loan Obligations have occurred.
5.3    Application of Payments. Subject to the other terms of this Agreement, (a) all payments received by the Revolver Agent or the Revolver Lenders may be applied, reversed and reapplied, in whole or in part, to the Revolver Obligations to the extent provided for in the Revolver Loan Documents; and (b) all payments received by the Term Loan Agent or the Term Loan Lenders may be applied, reversed and reapplied, in whole or in part, to the Term Loan Obligations to the extent provided for in the Term Loan Documents.
VI.    OTHER AGREEMENTS.
6.1    Releases.
(a)    If there occurs any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the Revolver Loan Documents and the Term Loan Documents (including voluntary Dispositions of Collateral by the respective Grantors after an Event of Default and pursuant to an Act of Required Lenders (except in the case of Term Loan Exclusive Mortgaged Property which shall be pursuant to an Act of Term Loan Required Lenders)), then the Collateral Agent shall unconditionally and simultaneously release its

Liens on any part of the Collateral subject to such Disposition; provided, however, that the Collateral Agent shall not release its Liens on the Proceeds of such Collateral subject to such Disposition, which Proceeds shall be administered and applied as provided in 6.1(b) and 6.1(c) below, as applicable. The Collateral Agent ((x) if with respect to Collateral (other than the Term Loan Exclusive Mortgaged Property), pursuant to an Act of Required Lenders and (y) if with respect to Term Loan Exclusive Mortgaged Property, pursuant to an Act of Term Loan Required Lenders) agrees to execute and deliver to the Grantors such termination statements, releases and other documents as the Grantors may request to effectively confirm such release.
(b)    So long as the Discharge of Revolver Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, all Proceeds of Revolver Priority Collateral resulting from a Disposition permitted under Section 6.1(a) received by any Grantor shall, to the extent required by the Revolving Loan Documents, be delivered to the Collateral Agent in the same form received and turned over to the Revolver Agent to be applied to the Revolver Obligations in accordance with and subject to the terms of the relevant Revolver Loan Documents. Upon the Discharge of Revolver Obligations, the Collateral Agent or the Revolver Agent, as applicable, shall, to the extent required by the Term Loan Documents, deliver to the Term Loan Agent any Proceeds of Revolver Priority Collateral resulting from a Disposition in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Term Loan Agent in accordance with and subject to the terms of the relevant Term Loan Documents.
(c)    So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, all Proceeds of Term Loan Priority Collateral resulting from a Disposition permitted under Section 6.1(a) received by any Grantor shall, to the extent required by the Term Loan Documents, be delivered to the Collateral Agent in the same form received and turned over to the Term Loan Agent to be applied to the Term Loan Obligations in accordance with and subject to the terms of the relevant Term Loan Documents. Upon the Discharge of Term Loan Obligations, the Collateral Agent or the Term Loan Agent, as applicable, shall, to the extent required by the Revolver Loan Documents, deliver to the Revolver Agent any Proceeds of Term Loan Priority Collateral (other than Term Loan Exclusive Mortgaged Property) resulting from a Disposition in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Revolver Agent in accordance with and subject to the terms of the relevant Revolver Loan Documents.
6.2    Insurance.
(g)    Unless and until the Discharge of Revolver Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Revolver Loan Documents, (i) the Collateral Agent (pursuant to an Authorized Revolver Act) shall have the sole and exclusive right, in consultation with and subject to the consent of the Grantors (unless an Revolver Default shall have occurred and be continuing and except as otherwise provided in the Revolver Loan Documents), to adjust settlement for any insurance policy covering the Revolver Priority Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and, in consultation with and subject to the consent of the Grantors (unless an Revolver Default shall have occurred and be continuing and except as otherwise provided in the Revolver Loan Documents), to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Revolver Priority Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Revolver Priority Collateral and to the extent required by the Revolver Loan Documents shall be paid to the Collateral Agent for application under Section 5.1(a) and after the Discharge of Revolver Obligations, and subject to the terms of, and the rights of the Grantors under the Term Loan Documents, to the Collateral Agent for application under Section 5.1(b) and then, after the Discharge of Term Loan Obligations, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Term Loan Agent or Term Loan Lender shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Collateral Agent in accordance with the terms of Section 5.2.
(h)    Unless and until the Discharge of Term Loan Obligations has occurred, subject to the terms of, and the rights of the Grantors under the Term Loan Documents, (i) the Collateral Agent (pursuant to an Act of Term Loan Required Lenders) shall have the sole and exclusive right, in consultation with and subject to the consent of the Grantors (unless a Term Loan Default shall have occurred and be continuing and except as otherwise provided in the Term Loan Documents), to adjust settlement for any insurance policy covering the Term Loan Priority Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and, in consultation with and subject to the consent of the Grantors (unless a Term Loan Default shall have occurred and be continuing and except as otherwise provided in the Term Loan Documents), to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Term Loan Priority Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Term Loan Priority Collateral and to the extent required by the Term Loan Documents shall be paid to the Collateral Agent for application under Section 5.1(b) and after the Discharge of Term Loan Obligations (other than with respect to any Proceeds of the Term Loan Exclusive Mortgaged Property), and subject to the terms of, and the rights of the Grantors under the Revolver Collateral Documents to the Collateral Agent for application under Section 5.1(a) and then, after the Discharge of Revolver Obligations, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Revolver Agent or any Revolver Lender shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Collateral Agent in accordance with the terms of Section 5.2.
(i)    To effectuate the foregoing, Collateral Agent, for the benefit of the Secured Parties shall receive a lender’s loss payable and additional insured endorsements naming Collateral Agent, for the benefit of the Secured Parties as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder. If any insurance claim is with respect to both Revolver Priority Collateral and Term Loan Priority Collateral, the Collateral Agent (pursuant to an Act of Required Lenders) will settle such claim with the insurer with respect to both Revolver Priority Collateral and Term Loan Priority Collateral, and the Collateral Agent will apply any and all proceeds received from such claim in accordance with Sections 5.1(a) and 5.1(b), respectively. If in the foregoing situation an Act of Required Lenders does not result in a settlement of such claim and the proceeds thereof, either the Term Loan Agent or the Revolver Agent may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding. All proceeds of such insurance shall be remitted to the Collateral Agent for application under Sections 5.1(a) and (b), respectively.
6.3    Amendments to Revolver Loan Documents and Term Loan Documents; Refinancing; Legending Provisions.
(a)    The Revolver Loan Documents (other than the Collateral Documents) may be amended, supplemented or otherwise modified in accordance with their terms, in each case, without notice to or consent of the Term Loan Agent all without affecting the provisions of this Agreement; provided; however, that such amendment, supplement or modification shall not (unless consented to by the Term Loan Agent):
(i)    contravene any provision of this Agreement;
(ii)    increase the sum of (A) the then outstanding aggregate principal amount of loans under the Revolver Agreement and (B) the aggregate face amount of any letters of credit issued under the Revolver Credit Agreement and not reimbursed to an amount in excess of $105,000,000;
(iii)    change (x) the definition of “Advance Rates” or “Formula Amount” under and as defined in the Revolver Agreement, or (y) Section 2.1(a) of the Revolver Agreement, in any case, in a manner that would result in an increase of availability of loans or other extensions of credit available to the Grantors under the Revolver Agreement;
(iv)    modify (or have the effect of a modification of) the mandatory prepayment provisions of the Revolver Agreement in a manner adverse in any material respect to the Term Loan Secured Parties; or
(v)    modify the definition of “Term” set forth in the Revolver Agreement in a manner that would shorten the term or stated date of maturity of the Revolver Obligations as in effect on the date hereof.
(b)    The Term Loan Documents (other than the Collateral Documents) may be amended, supplemented or otherwise modified in accordance with their terms, in each case, without notice to or consent of the Revolver Agent all without affecting the provisions of this Agreement; provided; however, that such amendment, supplement or modification shall not (unless consented to by the Revolver Agent):

(ii)    contravene any provision of this Agreement;
(iii)    increase the then outstanding aggregate principal amount of loans under the Term Loan Agreement to an amount in excess of $70,000,000;
(iv)    modify (or have the effect of a modification of) the mandatory prepayment provisions of the Term Loan Agreement in a manner adverse in any material respect to the Revolver Secured Parties; or
(v)    modify the definition of “Maturity Date” set forth in the Term Loan Agreement in a manner that would shorten the stated date of maturity of the Term Loan Obligations as in effect on the date hereof.
(c)    Without limiting Section 6.3(a) above, the Revolver Obligations may be Refinanced in accordance with Section 6.5, in each case, without notice to, or the consent of any of the Secured Parties, all without affecting the provisions of this Agreement; provided, however, that (i) the holders of such Refinancing debt shall, either directly or through an agent or representative, bind themselves in an Intercreditor Agreement Joinder to the terms of this Agreement, (ii) any such Refinancing shall be substantially in accordance with the provisions of the Term Loan Documents and (iii) the aggregate principal amount of such Refinancing debt shall not be in excess of the sum of (A) $105,000,000 and (B) the aggregate amount of reasonable transaction fees and expenses incurred by the Grantors in connection with such Refinancing;
(d)    Without limiting Section 6.3(b) above, the Term Loan Obligations may be Refinanced in accordance with Section 6.5, in each case, without notice to, or the consent of any of the Secured Parties, all without affecting the provisions of this Agreement; provided, however, that (i) the holders of such Refinancing debt shall, either directly or through an agent or representative, bind themselves in an Intercreditor Agreement Joinder to the terms of this Agreement, (ii) any such Refinancing shall be substantially in accordance with the provisions of the Revolver Loan Documents and (iii) the aggregate principal amount of such Refinancing debt shall not be in excess of the sum of (A) $70,000,000 and (B) the aggregate amount of reasonable transaction fees and expenses incurred by the Grantors in connection with such Refinancing;
(e)    The Grantors agree that each Collateral Document granting a security interest in any Collateral to the Collateral Agent to secure any Secured Obligations, shall include the following language (or language to similar effect approved by both the Term Loan Agent and the Revolver Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the lntercreditor and Collateral Agency Agreement, dated as of February 12, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Grantors, the Collateral Agent, the Term Loan Agent and Revolver Agent, and certain other persons which may be or become parties thereto or become bound thereto from time to time.

In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the lntercreditor Agreement shall govern and control.”
(f)    The Revolver Agent and the Term Loan Agent shall each use its best efforts to notify the other parties of any written amendment or modification to any Revolver Loan Document or any Term Loan Document, as applicable, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party or impact the effectiveness of any such amendment or modification. In connection with amendments or modifications permitted by this Section 6.3, the Revolver Agent and the Term Loan Agent, as applicable shall, upon request of the other party, provide copies of all such modifications or amendments and copies of all other relevant documentation to the other Persons.
(g)    The Collateral Documents may be amended, supplemented or otherwise modified by the Collateral Agent in accordance with their terms all without affecting the provisions of this Agreement; provided; however, that such amendment, supplement or modification shall not:
(i)    contravene any provision of this Agreement;
(ii)    amend, supplement or modify any provision of the Collateral Documents relating solely to Revolver Priority Collateral, unless pursuant to an Authorized Revolver Act; provided, however, that after the Discharge of Revolver Obligations, such amendment, supplement or modification can be made pursuant to an Act of Term Loan Required Lenders;
(iii)    amend, supplement or modify any provision of the Collateral Documents relating solely to Term Loan Priority Collateral, unless pursuant to an Act of Term Loan Required Lenders; provided, however, that after the Discharge of Term Loan Obligations, such amendment, supplement or modification can be made pursuant to an Authorized Revolver Act;
(iv)    amend, supplement or modify any provision of the Collateral Documents (other than the amendments, supplements or modifications set forth in Section 6.3(g)(ii) and (iii) above) unless pursuant to an Act of Required Lenders.
6.4     [Reserved.]
6.5    When Discharge of Revolver Obligations and Discharge of Term Loan Obligations Deemed to Not Have Occurred; Refinancing of Revolver Obligations and Term Loan Obligations.
(a)    If concurrently with the Discharge of Revolver Obligations or the Discharge of Term Loan Obligations, the Grantors (i) enter into any Refinancing of the Revolver Obligations or the Term Loan Obligations, as the case may be, which Refinancing is permitted by the Term Loan Documents and the Revolver Loan Documents and (ii) delivers to the Term Loan Agent or Revolver Agent, as appropriate, a notice and an Intercreditor Agreement Joinder in accordance with clause (b) or (c) of this Section 6.5, then such Discharge of Revolver Obligations or Discharge of Term Loan Obligations, shall automatically be deemed not to have occurred for all purposes of this

Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Revolver Obligations or Discharge of Term Loan Obligations) and the obligations under such Refinancing shall automatically be treated as Revolver Obligations or Term Loan Obligations, as the case may be, for all purposes of this Agreement, including for purposes of the rights in respect of Collateral and the Proceeds thereof set forth herein, and the New Revolver Agent (as defined below), under such new Revolver Loan Documents or the New Term Loan Agent (as defined below) under such New Term Loan Documents shall be the Revolver Agent or Term Loan Agent, as applicable, for all intents and purposes of this Agreement.
(b)    Upon the Term Loan Agent’s receipt of a notice, together with an Intercreditor Agreement Joinder, from an authorized officer of the New Revolver Agent (as defined below) and the Grantors stating that the Grantors have Refinanced Revolver Obligations (which notice shall include a complete copy of the relevant new documents and provide the identity of the new agent for such Refinanced Revolver Obligations, such agent, the “New Revolver Agent”), such New Revolver Agent shall automatically be treated as the Revolver Agent for all intents and purposes of this Agreement. The Revolver Agent, the Term Loan Agent, the Grantors and the Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Grantors or such New Revolver Agent shall reasonably request to provide the New Revolver Agent the rights contemplated hereby, in each case, consistent in all material respects with the terms of this Agreement. The New Revolver Agent shall agree pursuant to the Intercreditor Agreement Joinder addressed to the Collateral Agent and the Secured Parties to be bound by the terms of this Agreement.
(c)    Upon the Revolver Agent’s receipt of a notice, together with an Intercreditor Agreement Joinder, from an authorized officer of the New Term Loan Agent (as defined below) and the Grantors stating that the Grantors have Refinanced Term Loan Obligations (which notice shall include a complete copy of the relevant new documents and provide the identity of the new agent for such Refinanced Term Loan Obligations, such agent, the “New Term Loan Agent”), such New Term Loan Agent shall automatically be treated as the Term Loan Agent for all intents and purposes of this Agreement. The Revolver Agent, the Term Loan Agent, the Grantors and the Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Grantors or such New Term Loan Agent shall reasonably request to provide the New Term Loan Agent the rights contemplated hereby, in each case, consistent in all material respects with the terms of this Agreement. The New Term Loan Agent shall agree pursuant to the Intercreditor Agreement Joinder addressed to the Collateral Agent and the Secured Parties to be bound by the terms of this Agreement.
6.6    Successor Agents. If any successor Revolver Agent or successor Term Loan Agent is elected or appointed pursuant to the terms of the Revolver Loan Documents or the Term Loan Documents, as applicable, then such successor Revolver Agent or successor Term Loan Agent, as applicable, shall automatically be treated as the Revolver Agent or Term Loan Agent, as applicable, for all intents and purposes of this Agreement. The successor Revolver Agent or successor Term Loan Agent, as applicable, shall enter into such documents and agreements (including amendments or supplements to this Agreement) as the Collateral Agent, the Grantors, the existing Revolver Agent or the existing Term Loan Agent shall reasonably request in order to provide to the successor Revolver Agent or successor Term Loan Agent, as applicable, the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The successor Revolver Agent or successor Term Loan Agent, as applicable, shall agree pursuant to the Intercreditor Agreement Joinder addressed to the Collateral Agent and the existing Secured Parties to be bound by the terms of this Agreement.
6.7    Term Loan Lender Purchase Option.
(a)    Without prejudice to the enforcement of the Revolver Agent’s or any Revolver Lender’s remedies under the Revolver Loan Documents, at law, in equity or otherwise, the Revolver Agent and the Revolver Lender agree that on or before the date that is thirty (30) days after (i) an acceleration of the Revolver Obligations in accordance with the terms of the Revolver Agreement or (ii) the commencement with respect to any Grantor of an Insolvency Proceeding, the Revolving Agent will, upon written request received by the Collateral Agent from the Term Loan Agent offer to the Term Loan Lenders the option to purchase the entire aggregate amount of outstanding Revolver Obligations at par plus accrued interest (including any prepayment penalty or premium), without warranty or representation or recourse, on a pro rata basis across Revolver Lenders. If such right is exercised, (1) the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days after receipt by the Collateral Agent of such written request and (2) it shall be exercised pursuant to documentation mutually acceptable to each of the Revolver Agent and the Term Loan Agent. If the Term Loan Lenders do not exercise their rights within the required timeframe, the Revolver Secured Parties shall have no further obligations pursuant to this Section 6.7.
(b)    The purchase and sale of the Revolver Obligations under this Section 6.7 will be without recourse and without representation or warranty of any kind by the Revolver Lenders, except that the Revolver Lenders shall severally and not jointly represent and warrant to the Term Loan Lender that on the date of such purchase, immediately before giving effect to the purchase:
(vii)    the principal of and accrued and unpaid interest on the Revolver Obligations, and the fees and expenses thereof owed to the respective Revolver Lenders, are as stated in any assignment agreement prepared in connection with the purchase and sale of the Revolver Obligations; and
(viii)    each Revolving Lender owns the Revolver Obligations purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the Revolver Agreement, in which case the purchase price will be appropriately adjusted so that the Term Loan Lenders do not pay amounts represented by such participation interests).
6.8    Agreements with Respect to Term Loan Exclusive Mortgaged Property. Notwithstanding anything contained herein to the contrary, any provision of the UCC, any Applicable Law, equitable principle or decision or any of the Revolver Loan Documents, the Collateral Agent and the Revolver Agent (for itself and on behalf of each of the other Revolver Secured Parties) hereby agrees that (i) none of the Revolver Secured Parties shall have any Lien on any of the Term Loan Exclusive Mortgaged Property or the Proceeds thereof and (ii) nothing in this Agreement shall impair or otherwise adversely affect the Collateral Agent (pursuant to an Act of Term Loan Required Lenders) in any way in its exercise of rights and remedies (on behalf of the Term Loan Secured Parties) with respect to the Term Loan Exclusive Mortgaged Property or the Proceeds thereof or otherwise impair or adversely affect any rights or remedies that the Term Loan Secured Parties may have with respect to the Term Loan Exclusive Mortgaged Property or the Proceeds thereof, including, without limitation, the application of the Proceeds thereof in accordance with Section 5.1(b) hereof.
VII.    INSOLVENCY PROCEEDINGS.
7.1    Finance and Sale Issues.
(a)    Until the Discharge of Revolver Obligations has occurred, if the Grantors shall be subject to any Insolvency Proceeding and the Revolver Agent shall, acting in accordance with the Revolver Agreement, agree to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), which constitutes Revolver Priority Collateral securing the Revolver Obligations or to permit the Grantors to obtain financing, whether from the Revolver Lenders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) to the extent such DIP Financing is secured solely by Liens on Revolver Priority Collateral, then the Term Loan Agent and each Term Loan Lender each agrees that it will raise no objection to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meets the following requirements: (i) it is on commercially reasonable terms, (ii) the Term Loan Agent and each Term Loan Lender retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests in the Term Loan Priority Collateral, and (iii) the terms of the DIP Financing (A) do not compel the Grantors to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document and (B) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order. The foregoing shall not prohibit the Term Loan Agent or any Term Loan Lender from objecting to the terms of any DIP Financing to the extent that such DIP Financing is secured by a Lien senior or equal to the Lien of the Collateral Agent on any Term Loan Priority Collateral.
(b)    Until the Discharge of Term Loan Obligations has occurred, if the Grantors shall be subject to any Insolvency Proceeding and the Term Loan Agent shall, acting in accordance with the Term Loan Documents, agree to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), which constitutes Term Loan Priority Collateral securing the Term Loan Obligations or to permit the Grantors to obtain DIP Financing to the extent such DIP Financing is secured solely by Liens on Term Loan Priority Collateral, then the Revolver Agent and each Revolver Lender agrees that it will raise no objection to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meets the following requirements: (i) it is on commercially reasonable terms, (ii) the Revolver Agent and each Revolver Lender retains the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests in the Revolver Collateral, and

(iii) the terms of the DIP Financing (A) do not compel the Company to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document and (B) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation. or Cash Collateral order, The foregoing shall not prohibit the Revolver Agent or any Revolver Lender from objecting to the terms of any DIP Financing to the extent that such DIP Financing is secured by a Lien senior or equal to the Lien of the Collateral Agent on any Revolver Priority Collateral.
(c)    The Term Loan Agent, on its own behalf and on behalf of the Term Loan Lenders, agrees that it will not oppose, and hereby consents to (i) any sale consented to by the Revolver Agent of any Revolver Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding); provided that the order approving such sale states that the Lender’s respective Liens shall attach to the proceeds of such sale to be applied in the same manner as set forth in this Agreement and (ii) any bid by the Revolver Agent on behalf of the Revolver Lenders with respect to then outstanding Revolver Obligations in connection with any such sale or any other sale or other disposition of any of the Collateral.
(d)    The Revolver Agent agrees, on behalf of the Revolver Lenders, that it will not oppose, and hereby consents to (i) any sale consented to by the Term Loan Agent or any Term Loan Lender of any Term Loan Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding); provided that the order approving such sale states that the Lenders’ respective Liens shall attach to the proceeds of such sale to be applied in the same manner as set forth in this Agreement and (ii) any bid by the Term Loan Agent or any Term Loan Lender with respect to then outstanding Term Loan Obligations in connection with any such sale or any other sale or other disposition of any of the Collateral.
7.2    Relief from the Automatic Stay. Until both the Discharge of Revolver Obligations and the Discharge of Term Loan Obligations has occurred, the Collateral Agent agrees that it shall not seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the (a) Revolver Priority Collateral (other than to the extent such relief is required to exercise rights under Section 4.6) without a direction of an Authorized Revolver Act, and (b) Term Loan Priority Collateral (other than to the extent such relief is required to exercise its rights under Section 4.6), without a direction of an Act of Term Loan Required Lenders.
7.3    Adequate Protection.
(a)    The Collateral Agent and the Term Loan Secured Parties, each agree that, prior to the Discharge of Revolver Obligations, none of them shall contest (or support any other Person contesting):
(4)    any request by the Revolver Secured Parties for adequate protection with respect to the Revolver Priority Collateral; or

(5)    any objection by the Revolver Secured Parties to any motion, relief, action or proceeding based on the Revolver Agent or the Revolver Lenders claiming a lack of adequate protection with respect to the Revolver Priority Collateral,
(b)    The Collateral Agent and the Revolver Secured Parties, each agrees that, prior to the Discharge of Term Loan Obligations, none of them shall contest (or support any other Person contesting):
(7)    any request by the Term Loan Secured Parties for adequate protection with respect to the Term Loan Priority Collateral; or
(8)    any objection by the Term Loan Secured Parties to any motion, relief, action or proceeding based on the Term Loan Agent or any Term Loan Lender claiming a lack of adequate protection with respect to the Term Loan Default.
(c)    Except as otherwise expressly set forth in Section 7.1 or in connection with the exercise of remedies with respect to (i) the Revolver Priority Collateral, nothing herein shall limit the rights of the Term Loan Agent or any Term Loan Lender from seeking adequate protection with respect to their rights in the Term Loan Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the Term Loan Priority Collateral, nothing herein shall limit the rights of the Revolver Agent or the Revolver Lenders from seeking adequate protection with respect to their rights in the Revolver Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).
7.4    Avoidance Issues. If any Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of a Secured Obligation (a “Recovery”), then such Secured Party shall be entitled to a reinstatement of their Secured Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
7.5    Reorganization Securities. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Revolver Obligations and on account of Term Loan Obligations, then, to the extent the debt obligations distributed on account of the Revolver Obligations and on account of the Term Loan Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of proceeds thereof.

7.6    Post-Petition Interest.
(c)    The Collateral Agent and the Term Loan Secured Parties each agree that none of them shall oppose or seek to challenge any claim by the Revolver Agent or any Revolver Lender for allowance in any Insolvency Proceeding of Revolver Obligations consisting of post-petition interest, fees or expenses to the extent the value of the Lien on the Revolver Priority Collateral securing any Revolver Lender’s claim exceeds the value of the Revolver Obligations.
(d)    The Collateral Agent and the Revolver Secured Parties each agree that none of them shall oppose or seek to challenge any claim by the Term Loan Agent or any Term Loan Lender for allowance in any Insolvency Proceeding of Term Loan Obligations consisting of post-petition interest, fees or expenses to the extent the value of the Lien on the Term Loan Priority Collateral securing any Term Loan Lender’s claim exceeds the value of the Term Loan Obligations.
7.7    [Reserved.]
7.8    Separate Grants of Security and Separate Classification. The Collateral Agent, the Grantors, the Revolver Agent on behalf each Revolver Lender, and the Term Loan Agent on behalf of each Term Loan Lender, acknowledge and agree that because of, among other things, their differing rights in the Collateral and the Proceeds thereof, the Term Loan Obligations and the Revolver Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization or liquidation under the Bankruptcy Code (or other plan of similar effect under any Bankruptcy Law) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Revolver Lenders and the Term Loan Lenders in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims), then the Grantors, the Collateral Agent, the Revolver Agent, on behalf of the Revolver Lenders, and the Term Loan Agent, on behalf of the Term Loan Lenders, hereby acknowledge and agree that all distributions shall be made as if there were separate classes of Revolver Obligation claims and Term Loan Obligation claims against the Grantors and any other Grantors, with the effect being that, (i) to the extent that the aggregate value of the Revolver Priority Collateral is sufficient, the Revolver Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from the Revolver Priority Collateral (regardless of whether any such claims may or may not be allowed or allowable in whole or in part as against the Grantors in the applicable Insolvency Proceeding(s) pursuant to Section 506(b) of the Bankruptcy Code or otherwise) before any distribution is made in respect of the claims held by the Term Loan Secured Parties from such Revolver Priority Collateral, with the Collateral Agent, on behalf of the Term Loan Secured Parties, hereby acknowledging and agreeing to turn over to the Revolver Agent, for the benefit of the Revolver Lenders, amounts otherwise received or receivable by them from such Revolver Priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of the Term Loan Secured Parties, and (ii) to the extent that the aggregate value of the Term Loan Priority Collateral is sufficient, the Term Loan Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from the Term Loan Priority Collateral (regardless of whether any such claims may or may not be allowed or allowable in whole or in part as against the Company or any of the Guarantors in the applicable Insolvency Proceeding(s) pursuant to Section 506(b) of the Bankruptcy Code or otherwise) before any distribution is made in respect of the claims held by the Revolver Secured Parties from such Term Loan Priority Collateral, with the Collateral Agent, on behalf of the Revolver Secured Parties, hereby acknowledging and agreeing to turn over to the Term Loan Agent, for its own account and for the benefit of the Term Loan Lenders, amounts otherwise received or receivable by them from such Term Loan Priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of the Revolver Secured Parties.
7.9    Enforceability and Continuing Priority. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.
VIII.    RELIANCE; WAIVERS; ETC.
8.1    [Reserved].
8.2    No Warranties or Liability. The Collateral Agent and the Revolver Agent, on behalf of itself and the Revolver Lenders, each acknowledges and agrees that each of the Term Loan Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Term Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Term Loan Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Term Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Collateral Agent and the Term Loan Agent, on behalf of itself and the Term Loan Lenders, each acknowledges and agrees that the Revolver Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Revolver Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Revolver Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective Revolver Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Term Loan Secured Parties shall have no duty to the Revolver Agent or any of the Revolver Lenders, and the Revolver Secured Parties shall have no duty to the Term Loan Agent or any of the Term Loan Lenders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Grantors (including the Revolver Loan Documents and the Term Loan Documents), regardless of any knowledge thereof which they may have or be charged with.

8.3    No Waiver.
(d)    No right of the Secured Parties to enforce any provision of this Agreement, any Revolver Loan Document or any other Term Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Grantors or by any act or failure to act by such Persons or by any noncompliance by any such Person with the terms, provisions and covenants of this Agreement, any of the Revolver Loan Documents or any of the other Term Loan Documents, regardless of any knowledge thereof which such Persons, or any of them, may have or be otherwise charged with.
(e)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors and any other Grantors under the Revolver Loan Documents and Term Loan Documents and subject to the provisions of Section 9.3), the Revolver Secured Parties and the Term Loan Secured Parties may, at any time and from time to time in accordance with the Revolver Loan Documents and Term Loan Documents and/or applicable law, without the consent of, or notice to, the other Persons (as the case may be), without incurring any liabilities to such Persons and without impairing or releasing the Lien or priorities of the Proceeds thereof and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:
(1)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Revolver Obligations or Term Loan Obligations, as applicable, or any Lien or guaranty thereof or any liability of the Grantors, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Revolver Obligations or Term Loan Obligations, as applicable, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Revolver Agent or Term Loan Agent or any rights or remedies under any of the Revolver Loan Documents or the Term Loan Documents;
(2)    settle or compromise any Revolver Obligations or Term Loan Obligations, as applicable and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and
(3)    exercise or delay in or refrain from exercising any right or remedy against the Grantors or any other Person, elect any remedy and otherwise deal freely with the Grantors, except, in each case, as otherwise expressly set forth in this Agreement.
8.4    Obligations Unconditional. All rights, interests, agreements and obligations of the Collateral Agent and the Secured Parties hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any Revolver Loan Documents or any Term Loan Documents;

(b)    except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Revolver Obligations or Term Loan Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Revolver Loan Document or any Term Loan Document;
(c)    except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Revolver Obligations or Term Loan Obligations or any guaranty thereof;
(d)    the commencement of any insolvency Proceeding in respect of the Grantors; or
(e)    any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Revolver Agent, the Revolver Obligations, any Revolver Lender, the Term Loan Agent, the Term Loan Obligations or any Term Loan Lender in respect of this Agreement.
IX.    MISCELLANEOUS.
9.1    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Revolver Loan Document or any Term Loan Document, the provisions of this Agreement shall govern and control.
9.2    Effectiveness: Continuing Nature of this Agreement: Severability. This Agreement shall become effective, as of the date of this Agreement, when executed and delivered by the parties hereto. This is a continuing agreement of subordination and the Collateral Agent and the Secured Parties may continue, at any time and without notice to any of the others, to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors in reliance hereon. Each such Person hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby. All references to any Grantor shall include each such Grantor or such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as the case may be) in any Insolvency Proceeding. This Agreement shall terminate and be of no further force and effect:
(f)    with respect to the Collateral Agent, on the date of either the Discharge of Revolver Obligations or Discharge of Term Loan Obligations, subject to Section 6.5 and 7.4;

(g)    with respect to the Revolver Secured Parties and the Revolver Obligations, on the date of the Discharge of Revolver Obligations, subject to the rights of the Revolver Secured Parties under Section 6.5 and Section 7.4; and
(h)    with respect to the Term Loan Secured Parties and the Term Loan Obligations, on the date of the Discharge of Term Loan Obligations, subject to the rights of the Collateral Agent and the Term Loan Lenders under Section 6.5 and Section 7.4.
If a Discharge of Revolver Obligations occurs prior to the termination of this Agreement in accordance with this Section 9.2, to the extent that additional Revolver Obligations are incurred or Revolver Obligations are reinstated in accordance with Section 7.4, the Discharge of Revolver Obligations shall (effective upon the incurrence of such additional Revolver Obligations or reinstatement of such Revolver Obligations, as applicable) be deemed to no longer be effective. If a Discharge of Term Loan Obligations occurs prior to the termination of this Agreement in accordance with this Section 9.2, to the extent that additional Term Loan Obligations are incurred or Term Loan Obligations are reinstated in accordance with Section 7.4, the Discharge of Term Loan Obligations shall (effective upon the incurrence of such additional Term Loan Obligations or reinstatement of such Term Loan Obligations, as applicable) be deemed to no longer be effective.
9.3    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing and signed by the Collateral Agent (at the direction of an Act of Required Lenders), the Revolver Agent and the Term Loan Agent or their respective authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Grantors shall have the right to consent to or approve any amendment, modification or waiver of any provision of this Agreement to the extent that rights or obligations of the Grantors or the Grantors under this Agreement, any Revolver Loan Document or any Term Loan Document are directly and adversely affected thereby (which includes, but is not limited to any amendment to the scope of the Collateral or to the Grantors’ ability to cause additional obligations to constitute Revolver Obligations or Term Loan Obligations as the Company may designate).
9.4    Information Concerning Financial Condition of the Grantors. The Revolver Secured Parties, on the one hand, and the Term Loan Secured Parties, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and all endorsers and/or guarantors of the Revolver Obligations or the Term Loan Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Revolver Obligations or the Term Loan Obligations. Neither the Revolver Secured Parties, on the one hand, nor the Term Loan Secured Parties, on the other hand, shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the Revolver Agent or any of the Revolver Lenders, on the one hand, or the Term Loan Secured Parties, on the other hand, undertakes at any time or from time to time to provide any such information to any of the others (and the Grantor each other Grantor hereby consents to any such provision of information), it or they shall be under no obligation:

(e)    to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(f)    to provide any additional information or to provide any such information on any subsequent occasion;
(g)    to undertake any investigation; or
(h)    to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
9.5    Subrogation.
(a)    With respect to the value of any payments or distributions in cash, property or other assets that any of the Term Loan Lenders or the Term Loan Agent pays over to the Revolver Agent or the Revolver Lenders under the terms of this Agreement, the Term Loan Lenders and the Term Loan Agent shall be subrogated to the rights of the Revolver Secured Parties; provided, however, that, the Term Loan Secured Parties, hereby each agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolver Obligations has occurred. Each of the Grantors acknowledges and agrees that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Term Loan Agent or any Term Loan Lender that are paid over to the Revolver Agent or the Revolver Lenders pursuant to this Agreement shall not reduce any of the Term Loan Obligations.
(b)    With respect to the value of any payments or distributions in cash, property or other assets that any of the Revolver Lenders or the Revolver Agent pays over to the Term Loan Agent or the Term Loan Lenders under the terms of this Agreement, the Revolver Secured Parties shall be subrogated to the rights of the Term Loan Secured Parties; provided, however, that the Revolver Agent, on behalf of itself and the Revolver Lenders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Term Loan Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Revolver Agent or the Revolver Lenders that are paid over to the Term Loan Agent or any Term Loan Lender pursuant to this Agreement shall not reduce any of the Revolver Obligations.
9.6    SUBMISSION TO JURISDICTION; WAIVERS.
(a)    ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH

PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:
(4)    ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;
(5)    WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;
(6)    AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.7;
(7)    AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND
(8)    AGREES THAT EACH PARTY HERETO RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY PARTY IN THE COURTS OF ANY OTHER JURISDICTION.
(b)    EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE INTENTS AND PURPOSES HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH PARTY HERETO HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY HERETO WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.6(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,

SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT,
9.7    Notices. All notices to the Collateral Agent, Revolver Lenders or the Term Loan Lenders permitted or required under this Agreement shall also be sent to the Revolver Agent and Term Loan Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
9.8    Further Assurances. The Collateral Agent, the Revolver Agent, on its behalf and on behalf of the Revolver Lenders and the Term Loan Agent, on its behalf and on behalf of the Term Loan Lenders, each agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Collateral Agent, Revolver Agent or Term Loan Agent may reasonably request to effectuate the terms of and the priorities of the Proceeds of Liens contemplated by this Agreement. Without limiting the generality of the foregoing, all such Persons agree upon request by the Collateral Agent, Revolver Agent or Term Loan Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Revolver Priority Collateral or Term Loan Priority Collateral, as applicable, and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Revolver Loan Documents and the Term Loan Documents.
9.9    APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
9.10    Binding Effect on Successors and Assigns and on Lenders. This Agreement shall be binding upon the Collateral Agent, Revolver Secured Parties and the Term Loan Secured Parties and each of their respective successors and assigns. The Term Loan Agent represents that it has not agreed to any modification of the provisions in the Term Loan Documents authorizing it to execute this Agreement and bind the Term Loan Lenders and Revolver Agent represents that it has not agreed to any modification of the provisions in the Revolver Agreement authorizing it to execute this Agreement and bind the Revolver Lenders. Notwithstanding any implication to the contrary in any provision in any other section of this Agreement, neither the Term Loan Agent nor the Revolver Agent make any representation regarding the validity or binding effect of the Term Loan Documents or Revolver Loan Documents, respectively, or their authority to bind any of the Lenders through their execution of this Agreement.

9.11    Specific Performance. Each of the Revolver Agent and the Term Loan Agent may demand specific performance of this Agreement. The Revolver Agent, on behalf of itself and the Revolver Lenders, and the Collateral Agent, on behalf of itself and the Term Loan Lenders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Revolver Agent or the Revolver Lenders or by the Term Loan Agent or the Term Loan Lenders, as the case may be, under this Agreement.
9.12    Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.
9.13    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile transmission or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
9.14    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
9.15    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Revolver Agent, the Term Loan Agent, the Revolver Lenders and the Term Loan Lenders. Nothing in this Agreement shall impair, as between the Grantors and the other Grantors and the Revolver Secured Parties, or as between the Grantors and the other Grantors and the Term Loan Secured Parties the obligations of the Grantors and the other Grantors to pay principal, interest, fees and other amounts as provided in the Revolver Loan Documents and the Term Loan Documents, respectively.
9.16    Provisions Solely to Define Relative Rights. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Revolver Secured Parties on the one hand and the Term Loan Secured Parties on the other hand with respect to the Collateral and the Proceeds therefrom. None of the Grantors, any other Grantor or any other creditor thereof shall have any rights hereunder and no Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Grantors, which are absolute and unconditional, to pay the Revolver Obligations and the Term Loan Obligations as and when the same shall become due and payable in accordance with their terms. Nothing in this Agreement shall create, vary or modify the rights or duties of the Revolver Lenders, inter se, under the Revolver Loan Documents or the rights or duties of the Term Loan Lenders, inter se, under the Term Loan Documents.

9.17    Marshalling of Assets. The Term Loan Secured Parties each hereby waive any and all rights to have the Revolver Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the Collateral Agent’s Liens. The Revolver Secured Parties each hereby waive any and all rights to have the Term Loan Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the Collateral Agent’s Liens.
9.18    Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act, the Collateral Agent, the Term Loan Agent and the Revolver Agent, like all financial institutions, are required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with PNC Bank, National Association. The parties to this Agreement agree that they will provide the Term Loan Agent and the Revolver Agent, as the case may be, with such information as it may request in order for the Term Loan Agent and the Revolver Agent, as the case may be, to satisfy the requirements of the USA Patriot Act.
9.19    Consent or Other Actions by Agents. In connection with any matter under this Agreement requiring or referring to the consent or other action of any Agent, such consent or other action by any Agent may require the approval, vote or consent of (or with respect to the Term Loan Agent, the direct action of) holders of each applicable series of Revolver Obligations or Term Loan Obligations, as applicable, in accordance with the Revolver Loan Documents or the Term Loan Documents, as applicable, governing such series of Revolver Obligations or Term Loan Obligations.
9.20    [Reserved].
9.21    No Trust or Fiduciary Relationship.
(a)    The Collateral Agent and the Term Loan Agent shall not be deemed to be in a relationship of trust or confidence with any of the Revolver Lenders by reason of this Agreement, and shall not owe any fiduciary, trust or other special duties to any of the Revolver Lenders by reason of this Agreement. The provisions of this Agreement, including, without limitation those provisions relating to the rights, duties, powers, privileges, protections and indemnification of the Term Loan Agent in favor of the Term Loan Agent in the Term Loan Agreement and the Term Loan Documents shall apply with respect to any actions taken or not taken by the Term Loan Agent under this Agreement. The Term Loan Agent shall be responsible only for the performance of such duties as are expressly set forth herein. The Term Loan Agent shall not be responsible for any action taken or not taken by it under this Agreement or with respect to any Term Loan Documents at the request or direction of any Revolver Lenders.
(b)    The Collateral Agent and the Revolver Agent shall not be deemed to be in a relationship of trust or confidence with any of the Term Loan Lenders by reason of this Agreement, and shall not owe any fiduciary, trust or other special duties to any of the Term Loan Lenders by reason of this Agreement. The provisions of this Agreement, including, without limitation those provisions relating to the rights, duties, powers, privileges, protections and indemnification of the Collateral Agent shall apply with respect to any actions taken or not taken by the Collateral Agent under this Agreement. The Collateral Agent shall be responsible only for the performance of such duties as are expressly set forth herein.
9.22    Sharing of Inspection Reports. Revolver Agent agrees to provide Term Loan Agent with copies of all reports, findings, abstracts and other papers (collectively, the “Inspection Reports”) prepared by Revolver Agent or its designee relating to the inspection of Collateral and the operation of the Grantors’ business pursuant to Section 4.6 of the Revolver Agreement promptly upon completion of each such Inspection Report; provided, that, prior to receipt of any such Inspection Report, Term Loan Agent shall execute a non-reliance letter with respect to each such Inspection Report in favor of the Revolver Secured Parties, in form and content satisfactory to Revolver Agent.
X.    [Signature page follows.]
XI.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

REVOLVER AGENT

PNC BANK, NATIONAL ASSOCIATION, as Revolver Agent, and as authorized representative of the Revolver Lenders

By: /s/ Basem Pharaon
Name: Basem Pharaon
Title: V.P.

Notice Address:

PNC Bank, National Association
340 Madison Avenue, 11th Floor
New York, NY 10173
Attention:    Glenn D. Kreutzer, Vice President
Telephone:    (212) 752-6093
Facsimile:    (212) 303-0060
with a copy to:
PNC Bank, National Association
Commercial Client Services - Agency Services
P7-PFSC-05-W
500 First Avenue
Pittsburgh, PA 15219
Attention: Taryn Adametz
Telephone: (412) 768-9834
Facsimile: (412) 705-2006
with an additional copy to:
Otterbourg P.C.
230 Park Avenue
New York, New York 10169
Attention: Richard L. Stehl, Esq.
Telephone: (212) 661-9100
Facsimile: (212) 682-6104

[Intercreditor and Collateral Agency Agreement]

TERM LOAN AGENT

CORTLAND CAPITAL MARKET SERVICES LLC, as Term Loan Agent and as authorized representative of the Term Loan Lenders

By: /s/ Emily Ergang Pappas
Name: Emily Ergang Pappas
Title: Associate Counsel

Notice Address:

225 W. Washington Street, 21st Floor
Chicago, Illinois 60606
Attention: Aslam Azeem and Legal Department
Email: aslam.azeem@cvortlandglobal.com                             legal@cortlandglobal.com
Facsimile: (312) 376-0751

With a copy to:

Holland & Knight LLP
131 S. Dearborn St., 30th Floor
Chicago, Illinois 60603
Attention: Joshua M. Spencer
Email: joshua.spencer@hklaw.com                     Facsimile: (312) 578-6666

[Intercreditor and Collateral Agency Agreement]

COLLATERAL AGENT

PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent

By: /s/ Basem Pharaon
Name: Basem Pharaon
Title: V.P.

Notice Address:

PNC Bank, National Association
340 Madison Avenue, 11th Floor
New York, NY 10173
Attention:    Glenn D. Kreutzer, Vice President
Telephone:    (212) 752-6093
Facsimile:    (212) 303-0060
with a copy to:
PNC Bank, National Association
Commercial Client Services - Agency Services
P7-PFSC-05-W
500 First Avenue
Pittsburgh, PA 15219
Attention: Taryn Adametz
Telephone: (412) 768-9834
Facsimile: (412) 705-2006
with an additional copy to:
Otterbourg P.C.
230 Park Avenue
New York, New York 10169
Attention: Richard L. Stehl, Esq.
Telephone: (212) 661-9100
Facsimile: (212) 682-6104

[Intercreditor and Collateral Agency Agreement]

Acknowledged and agreed to as of the date first written above:

Grantor:

NEW ENTERPRISE STONE & LIME CO., INC.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: President
ASTI TRANSPORTATION SYSTEMS, INC.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: Vice President
EII TRANSPORT INC.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: Vice President
GATEWAY TRADE CENTER INC.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: Vice President
PRECISION SOLAR CONTROLS INC.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: Vice President

[Intercreditor and Collateral Agency Agreement]

PROTECTION SERVICES INC.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: Vice President
SCI PRODUCTS INC.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: Vice President
WORK AREA PROTECTION CORP.
By: /s/ Paul I. Detwiler, III_______ Name: Paul I. Detwiler, III Title: Vice President

[Intercreditor and Collateral Agency Agreement]

EXHIBIT A
FORM OF INTERCREDITOR AGREEMENT JOINDER

The undersigned, ___________________________, a ________________________, hereby agrees to become party as [a Grantor] [Collateral Agent] [Revolver Agent] [Term Loan Agent] under the Intercreditor Agreement dated as of February 12, 2014 (the “Intercreditor Agreement”) among NEW ENTERPRISE STONE & LIME CO., INC., a Delaware corporation (“NESL”), ASTI TRANSPORTATION SYSTEMS, INC., a corporation organized under the laws of the State of Delaware (“ASTI”), EII TRANSPORT INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“EII”), GATEWAY TRADE CENTER INC., a corporation organized under the laws of the State of New York (“Gateway”), PRECISION SOLAR CONTROLS INC., a corporation organized under the laws of the State of Texas (“Precision”), PROTECTION SERVICES INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“Protection”), SCI PRODUCTS INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“SCI”), WORK AREA PROTECTION CORP., a corporation organized under the laws of the State of Illinois (“Work Area”; and together with NESL, ASTI, EII, Gateway, Precision, Protection, SCI, and each Person joined as a Grantor from time to time, collectively, the “Grantors”, and each a “Grantor”), the Guarantors from time to time party thereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Revolver Lenders, together with its successors and assigns in such capacity and CORTLAND CAPITAL MARKET SERVICES LLC, in its capacity as administrative agent for the Term Loan Lenders, and PNC BANK, NATIONAL ASSOCIATION, as collateral agent for Revolver Lenders and Term Loan Lenders together with its successors and assigns in such capacity, as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the lntercreditor Agreement as of the date thereof. Such undersigned is acting as [agent/trustee] for the benefit of the holders of obligations under the [describe agreement(s) providing for Refinancing of Revolver Obligations/Term Loan Obligations] (the “Refinancing Agreement”). The undersigned acknowledges receipt of the Intercreditor Agreement, assumes all the rights and obligations of a [New Revolver Agent/New Term Loan Agent/New Collateral Agent] under the Intercreditor Agreement and agrees that such signatory, for itself and as agent for each of the holders of any Refinancing of [Revolver Obligations] [Term Loan Obligations] pursuant to the Refinancing Agreement, shall be bound as a [New Revolver Agent/New Term Loan Agent/New Collateral Agent] under the terms of the Intercreditor Agreement as if it had been an original signatory to the Intercreditor Agreement. Such undersigned’s address for notices under the lntercreditor Agreement shall be as set forth beneath its signature hereto (or such other address as such undersigned may designate in writing from time to time pursuant to Section 9.7 of the Intercreditor Agreement). Such undersigned hereby waives notice of acceptance of this lntercreditor Agreement Joinder by the other parties to the Intercreditor Agreement. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Intercreditor Agreement Joinder. Terms used in this Intercreditor Agreement Joinder but not defined herein shall have the meanings given to such terms in the Intercreditor Agreement.

[Exhibit A - Intercreditor and Collateral Agency Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement Joinder to he executed by their respective officers or representatives as of ________________, 20__.

[_________________________________]

By:
Name:
Title:

Acknowledged and Agreed to by:

REVOLVER AGENT

PNC BANK, NATIONAL ASSOCIATION, as Revolver Agent,
and as authorized representative of the Revolver Lenders

By:
Name:
Title:

TERM LOAN AGENT

CORTLAND CAPITAL MARKET SERVICES LLC, as Collateral Agent
and as authorized representative of the Term Loan Lenders

By:
Name:
Title:

[Exhibit A - Intercreditor and Collateral Agency Agreement]

COLLATERAL AGENT

PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Annex A
to
Intercreditor Agreement
Revolver Priority Collateral
Revolver Priority Collateral means all of the Grantors’ right, title and interest in Collateral consisting of (i) Accounts and other Receivables (as defined in the Security Agreement), (ii) Chattel Paper, (iii) to the extent evidencing any of the items in clause (i), Deposit Accounts and Securities Accounts (and all cash, checks and other negotiable Instruments, funds and other evidences of payment held therein), other than a Deposit Account used exclusively for identifiable proceeds of Term Loan Priority Collateral, (iv) all Inventory, (v) to the extent evidencing, governing, securing or otherwise reasonably related to any of the foregoing, all Documents, General Intangibles, Instruments, Investment Property, Commercial Tort Claims, Letters of Credit, Supporting Obligations and Letter-of-Credit Rights, (vi) to the extent evidencing any of the items in the foregoing clauses (i) through (v) all books, Records and Documents related to the foregoing (including databases, customer lists and other Records, whether tangible or electronic, which contain any information relating to any of the foregoing) and (vii) all Proceeds and products of any or all of the foregoing in whatever form received, including proceeds of business interruption and other insurance and claims against third parties.
Extraordinary receipts constituting Proceeds of judgments relating to any of the property referred to in clauses (i) – (vii) above, insurance proceeds and condemnation awards in respect of any such property, indemnity payments in respect of any such property and purchase price adjustments in connection with any such property shall constitute Revolver Priority Collateral.

[Exhibit A - Intercreditor and Collateral Agency Agreement]